Exhibit 1.1

20,460,000 Ordinary Shares in the Form of American Depositary Shares

CHINAEDU CORPORATION

UNDERWRITING AGREEMENT

[    ], 2007

BEAR, STEARNS & CO. INC.

As Representative of the

several Underwriters named in

Schedule I attached hereto (the “Representative”)

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Ladies/Gentlemen:

ChinaEdu Corporation, an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 16,368,000 (the “Company Shares”) of its ordinary shares, par value $0.01 per share (the “Ordinary Shares”). The shareholders of the Company listed on Schedule II hereto (the “Selling Shareholders”) severally propose to sell to the Underwriters the number of shares of Ordinary Shares set forth opposite their respective names on Schedule II hereto (the “Selling Shareholders’ Shares” and, together with the Company Shares, the “Firm Shares”). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Company also proposes to issue and sell to the Underwriters up to 2,455,200 additional Ordinary Shares (the “Company Additional Shares”) and the Selling Shareholders severally also propose to sell to the Underwriters up to an additional number of Ordinary Shares set forth opposite their respective names on Schedule II hereto (the “Selling Shareholders’ Additional Shares” and, together with the Company Additional Shares, the “Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares.” The Shares are more fully described in the Registration Statement and the Pricing Prospectus referred to below. Bear, Stearns & Co. Inc. is acting as lead manager of the Underwriters in connection with the offering and sale of the Shares contemplated herein (the “Offering”).

The Underwriters will take delivery of the Shares in the form of American Depositary Shares (“ADSs”). The ADSs are to be issued pursuant to a Deposit Agreement dated as of [ ], 2007 (the “Deposit Agreement”) among the Company, the Bank of New York, as Depositary (the “Depositary”), and all Holders and Beneficial Owners (each as defined therein) from time to time of ADSs evidenced by American Depositary Receipts (the “ADRs”) issued by the Depositary. Pursuant to the Deposit Agreement, the Hong Kong office of The Hongkong & Shanghai Banking Corporation has been appointed as the domestic custodian in China (the “Domestic Custodian”) to hold Shares on behalf of the Depositary. Each ADS will initially represent the right to receive three Ordinary Shares deposited pursuant to the Deposit Agreement.

As used in this Agreement, “China” and the “PRC” shall mean the People’s Republic of China; the “PRC Subsidiaries” shall mean CMR Web Learning Co., Ltd., a limited liability company incorporated under the laws of the PRC (“CMR Web”), Beijing Hongcheng Liye Technology Co., Ltd., a limited liability company incorporated under the laws of the PRC (“Hongcheng Liye”), and Hongcheng Technology Development Co., Ltd., a limited liability company incorporated under the laws of the PRC (“Hongcheng Technology”); the “PRC Affiliated Entities” shall mean Xiandai Xingye Network Technology Co., Ltd., a limited liability company incorporated under the laws of the PRC (“Xiandai Technology”), and Beijing Hongcheng Education Technology Co., Ltd., a limited liability company incorporated under the laws of the PRC (“Hongcheng Education”); and “Subsidiaries” shall mean the PRC Subsidiaries and the PRC Affiliated Entities.

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”), relating to the Shares, on Form F-1 (No. 333-147620) (the initial filing and all pre-effective amendments thereto collectively being referred to as the “Initial Registration Statement”); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to the Representative, have been declared effective by the Commission, in such form. Other than a registration statement, if any, increasing the size of the Offering (a “Rule 462(b) Registration Statement”) filed pursuant to Rule 462(b) under the Securities Act, which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A or 430C under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act with respect to the Underwriters, each as amended at the time such part of the Initial Registration Statement or Rule 462(b) Registration Statement, if any, became or hereafter becomes effective under the Securities Act with respect to the Underwriters, are hereafter collectively referred to as the “Registration Statement.” No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission.

The final prospectus relating to the Shares, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereafter referred to as the “Prospectus.” Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act is hereafter referred to as a “Preliminary Prospectus”; and the preliminary prospectus included in the Registration Statement as originally filed with the Commission on November 26, 2007 is hereafter referred to as the “Pricing Prospectus.” Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Shares is referred to herein as an “Issuer Free Writing Prospectus”; and the Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, if any, attached and listed in Annex VIII hereto, taken together, are hereafter referred to collectively as the “Pricing Disclosure Package.”

The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the Offering.

All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, if any, the ADS Registration Statement (as defined below), the 8-A Registration Statement (as defined below), any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System.

The Company has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433 under the Securities Act) in a manner that causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act, to file with the Commission any road show.

(b) The Registration Statement complies and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will comply in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”), and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment thereof or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 18 hereof.

(c) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from any Preliminary Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 18 hereof.

(d) For purposes of this Agreement, the “Applicable Time” is [    :    ]   .m. (U.S. Eastern Standard Time) on the date of this Agreement. The Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and any Additional Closing Date, if any (each as hereinafter defined), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and does not include information that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus listed in Annex VIII hereto, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 1(A)(d) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 18 hereof.

(e) The Company and the Depositary have filed with the Commission a registration statement, and amendments thereto, on Form F-6 (No. 333-147630) for the registration under the Securities Act of the ADSs, which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. Such registration statement, as amended at the time it became effective is hereinafter referred to as the “ADS Registration Statement.” No stop order suspending the effectiveness of the ADS Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. At the time of the effectiveness of the ADS Registration Statement and at the Closing Date and each Additional Closing Date, if any, the ADS Registration Statement complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(f) A registration statement on Form 8-A (File No. 000-[ ]) in respect of the registration of the Shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), was filed with the Commission on [ ], 2007; such registration statement in the form thereof delivered to the Representative for each of the other Underwriters was declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter referred to as the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto, if any, will conform, in all material respects to the requirements of the Exchange Act and the Rules and Regulations, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g) Deloitte Touche Tohmatsu, independent registered public accounting firm (“Deloitte”), who have audited the financial statements and supporting schedules and information of the Company and the Subsidiaries that are included in the Registration Statement, Pricing Prospectus or the Prospectus, and whose reports appear in the Registration Statement, the Pricing Prospectus or the Prospectus, are, to the best knowledge of the Company, independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations.

(h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as disclosed in the Pricing Prospectus, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any material change in the capital stock or long-term or short-term debt of the Company or any of its Subsidiaries, (iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or any material loss or interference with its business or properties from any labor dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole (a “Material Adverse Change”). Since the date of the latest balance sheet included in the Registration Statement and the Pricing Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any material liabilities or material obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any material transactions, including any acquisition or disposition of any business or asset that are material to the Company and the Subsidiaries, individually or taken as a whole, except for liabilities, obligations and transactions that are disclosed in the Pricing Prospectus.

(i) The authorized, issued and outstanding capital stock of the Company is as set forth in the Pricing Prospectus in the column headed “Actual” under the caption “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus, will be as set forth in the column headed “Proforma as adjusted” under the caption “Capitalization.” All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary (i) any Ordinary Shares or other security of the Company, (ii) any security convertible into, or exercisable or exchangeable for, Ordinary Shares or any other security of the Company, (iii) any capital stock or other security of any Subsidiary or (iv) any security convertible into, or exercisable or exchangeable for, such capital stock or any other security of any Subsidiary (any “Relevant Security”), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement, or as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.

(j) The Shares have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of the ADSs or the Shares in the Offering. The Ordinary Shares and the Shares conform to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. Except as disclosed in the Pricing Prospectus, no holder of any Relevant Security has any rights to require registration under the Securities Act of any Relevant Security in connection with the offer and sale of the Shares and the ADSs contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

(k) The ADSs, when issued by the Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized and validly issued and the persons in whose names such ADSs are registered will be entitled to the rights of registered holders of ADSs specified therein and in the Deposit Agreement.

(l) The Deposit Agreement, the ADSs and the ADRs conform to the description thereof contained in the Pricing Prospectus and the Prospectus.

(m) The Shares and the ADSs are freely transferable by the Company to or for the account of the several Underwriters and (to the extent described in the Registration Statement, the Pricing Prospectus and the Prospectus) the initial holders thereof; and, except as disclosed in the Pricing Prospectus, there are no restrictions on subsequent transfers of the Shares or the ADSs under the laws of the Cayman Islands, the PRC or the United States. No holder of the Shares or ADSs is or will be subject to personal liability solely by reason of being such a holder.

(n) The Company has no subsidiaries or controlled affiliates other than the Subsidiaries. Other than the equity interests in the PRC Subsidiaries and the control over the PRC Affiliated Entities, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity. All of the issued shares of capital stock of or other ownership interests in each PRC Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly by the Company in the respective percentages as set forth in the Registration Statement and the Pricing Prospectus, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”). All of the issued shares of capital stock of or other ownership interests in each PRC Affiliated Entity have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly by the individuals in their respective percentages as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, free and clear of any Lien except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus. None of the issued shares of capital stock or other ownership interest in any Subsidiary was issued in violation of preemptive or similar rights of any securityholder of such Subsidiary.

(o) The Company has been duly organized and validly exists as an exempted limited liability company under the laws of the Cayman Islands. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, general affairs, management, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement, the Deposit Agreement, the Registration Statement or the Pricing Prospectus (any such effect being a “Material Adverse Effect”).

(p) The Memorandum of Association and Articles of Association of the Company comply with the requirements of Cayman Islands law and are in full force and effect.

(q) Except for the Subsidiaries, the Company has no direct or indirect subsidiaries or any other company over which it has direct or indirect effective control incorporated or operating in the PRC. Each Subsidiary has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of the PRC. The liability of the Company or any other equity investor in respect of equity interests held in each Subsidiary is limited to its investment therein. Each of the Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and to own, lease and operate its respective properties. Each Subsidiary’s business license is in full force and effect. Each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. Except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, none of the Subsidiaries owns or leases properties or conducts any business outside of the PRC, or needs to be duly qualified as a foreign corporation for the transaction of business under the laws of any jurisdiction in which it is not now so qualified. The constitutive documents of each Subsidiary comply with the requirements of applicable PRC law, including the PRC Company Law, and are in full force and effect.

(r) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, each of the Company and each Subsidiary has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own or lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, except in each case as could not reasonably be expected to have a Material Adverse Effect, and each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received notice of any investigation or proceedings which resulted in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, none of the current businesses, activities, agreements or commitments of the Company or any Subsidiary is unauthorized or exceeds the business scope of its business licenses. Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, each of the Company and each Subsidiary is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.

(s) The execution and delivery by each PRC Affiliated Entity of, and the performance by such PRC Affiliated Entity of its obligations under, each contract under the contractual arrangements described in the Registration Statement, the Pricing Prospectus and the Prospectus under the heading “Corporate Structure” and filed as Exhibits 10.5 through 10.33 to the Registration Statement to which it is a party and the consummation by such PRC Affiliated Entity of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such PRC Affiliated Entity is a party or by which such Subsidiary is bound or to which any of the properties or assets of such PRC Affiliated Entity is subject; (B) result in any violation of the provisions of the articles of association or business license of such PRC Affiliated Entity; or (C) result in any violation of any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC.

(t) Each of the Company and the Subsidiaries has full power, authority and legal right to enter into, execute, assume, deliver and perform its obligations under each of the contracts and agreements (excluding this Agreement and the Deposit Agreement) referred to or described in the Pricing Prospectus and the Prospectus or filed as an exhibit to the Registration Statement to which it is a party (the “Disclosed Contracts”), and has authorized, executed and delivered each of the Disclosed Contracts, and, assuming due authorization, execution and delivery by the other parties thereto, the Disclosed Contracts constitute valid, legal and binding obligations of the Company or such Subsidiary, enforceable against it in accordance with the terms thereof, subject, in each case as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the Disclosed Contracts, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the best knowledge of the Company after due inquiry, any other party to any such contract or agreement, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.

(u) The Company has full right, power and authority to execute and deliver this Agreement and the Deposit Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement, the Deposit

Agreement, the Registration Statement and the Pricing Prospectus. This Agreement, the Deposit Agreement and the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus have been duly and validly authorized by the Company. Each of this Agreement and the Deposit Agreement has been duly and validly executed and delivered by the Company.

(v) The execution, delivery and performance of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus do not and will not (i) conflict with, require consent under or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound, (ii) violate or conflict with any provision of the certificate or articles of incorporation or association, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign.

(w) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or the Deposit Agreement or consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement or the Pricing Prospectus, including the issuance, sale and delivery of the Shares and the ADSs to be issued, sold and delivered hereunder, except (i) the registration under the Securities Act of the Shares and the ADSs, which have become effective, and (ii) such Consents as may be required under state or foreign securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) or NASD Regulation, Inc. (“NASDR”) in connection with the purchase and distribution of the Shares and the ADSs by the Underwriters, each of which has been obtained and is in full force and effect.

(x) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

(y) The financial statements, including the notes thereto, and the supporting schedules and pro forma information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries and variable interest entities; said financial statements have been prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus by the Securities Act or the Rules and Regulations. The other financial and statistical information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the Pricing Prospectus and the Prospectus and the books and records of the respective entities presented therein.

(z) There are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus in accordance with the Securities Act and the Rules and Regulations which have not been included as so required. The pro forma and as adjusted financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations.

(aa) The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein; the related adjustments made in the preparation of such pro forma and as adjusted financial information give appropriate effect to those assumptions; and such pro forma and as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(bb) The statistical, industry-related and market-related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they were derived.

(cc) The Company and the Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd) Since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ee) Neither the Company nor any of the Subsidiaries nor any of their respective officers, employees, directors, representatives or agents has offered, promised, authorized or made, directly or indirectly, (A) any unlawful payments or (B) payments or other inducements (whether lawful or unlawful) to any Government Official (as defined below), with the intent or purpose of: (A) influencing any act or decision of such Government Official in his official capacity, (B) inducing such Government Official to do or omit to do any act in violation of the lawful duty of such Government Official, (C) securing any improper advantage, or (D) inducing such Government Official to use his influence with a government or instrumentality thereof, political party or international organization to affect or influence any act or decision of such government or instrumentality, political party or international organization, in order to assist the Company or any of its Subsidiaries in obtaining or retaining business for or with, or directing business to, any person. Neither the Company nor any of its subsidiaries nor any of their respective officers, employees, directors, representatives or agents has offered, promised, authorized or made, directly or indirectly, any payments or other inducements specified in the proceeding sentence to a Government Official in violation of U.S., Cayman Islands or PRC law against improper payments.

As used in this subsection and elsewhere in this Agreement, “Government Official” means (A) any employee or official of any government, including any employee or official of any entity owned or controlled by a government, (B) any employee or official of a political party, (C) any candidate for political office or his employee, or (D) any employee or official of an international organization. For the avoidance of doubt, the term Government Official shall include any employee or official of a hospital, clinic or other healthcare institution owned or controlled by a government.

(ff) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or the ADSs.

(gg) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the Shares underlying the ADSs and the ADSs pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Pricing Prospectus, neither the Company nor any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act.

(hh) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

(ii) The statements set forth in the Pricing Prospectus and the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions “Shares Eligible for Future Sale,” “Taxation” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair in all material respects.

(jj) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” or a “business development company” within the meaning of such act.

(kk) There are no current or pending judicial, regulatory or other legal or governmental proceedings that are required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus and that are not so described or any statutes, regulations, contracts or other documents (including, without limitation, any voting agreement) that are required under the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

(ll) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the Pricing Prospectus or the Prospectus that is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Pricing Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), directly or indirectly, including through a subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(mm) The Company has taken all necessary action to enable the Company, upon effectiveness of the Registration Statement, to be in compliance with the provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith that are then in effect and with which the Company is then required to comply.

(nn) Except for this Agreement and the Deposit Agreement, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(oo) Each of the Company and the Subsidiaries owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement, the Pricing Prospectus and the Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens except such as are described in the Registration Statement, the Pricing Prospectus and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases or subleases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(pp) Each of the Company and the Subsidiaries (i) owns or possesses the right to use all patents, patent applications, trademarks, service marks, domain names, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as presently conducted and as described in the Registration Statement, the Pricing Prospectus and the Prospectus and (ii) has no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the Company’s knowledge, all material technical information developed by and belonging to the Company or any Subsidiary which has not been patented has been kept confidential. Neither the Company nor any Subsidiary has granted, licensed or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company and the Subsidiaries or those products and services described in the Registration Statement, the Pricing Prospectus and the Prospectus. To the best knowledge of the Company, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(qq) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the

Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

(rr) Each of the Company and the Subsidiaries has prepared and timely filed all tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s taxes is pending or, to the best of the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the most recent audited financial statements, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of business. There is no tax lien imposed by any taxing authority outstanding against the assets, properties or business of the Company or any Subsidiary.

(ss) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers’, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(tt) There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials (“Hazardous Substances”) by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no disposal, discharge, emission contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse

Effect. There is no pending or, to the best of the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary. No property of the Company or any Subsidiary is subject to any Lien under any Environmental Law. Neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law.

(uu) The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with financial record-keeping and reporting requirements of all applicable jurisdictions and the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(vv) Neither the Company nor any Subsidiary nor, to the best knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of this Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ww) Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation or association, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(xx) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Critical Accounting Policies” in the Registration Statement and the Pricing Prospectus accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions. The Company’s board of directors and senior management have reviewed and agreed with the selection, application and disclosure of the Critical Accounting Policies and have consulted with their legal advisers and independent accountants with regard to such disclosure.

(yy) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the Registration Statement and the Pricing Prospectus accurately and fully describes all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur. Neither the Company nor any Subsidiary has any off-balance sheet arrangements.

(zz) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no outstanding guarantees or other contingent obligations of the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

(aaa) Except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any Subsidiary, or to any other person.

(bbb) Except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, none of the Company or any Subsidiary is engaged in any transactions that are material (or that would otherwise require disclosure pursuant to Item 404 of Regulation S-K under the Act) with its directors, officers, management, shareholders, or any other person, including persons formerly holding such positions, on terms that are not available from unrelated third parties on an arm’s-length basis.

(ccc) None of the Company or any of the Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends or other distributions, or from making any other distribution on its equity interest, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus; except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, all dividends and other distributions declared and payable upon the equity interests in the Company and the Subsidiaries may be converted into foreign currency that may be freely transferred out of the Cayman Islands or the PRC (after complying with applicable procedural requirements described in the Pricing Prospectus) as the case may be, and all such dividends and other distributions are not and, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, will not be, subject to withholding or other taxes under the laws and regulations of the Cayman Islands or the PRC and, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and the PRC, in each case without the necessity of obtaining any Consent in the Cayman Islands or the PRC, except such as have been obtained. Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, no Subsidiary is currently prohibited, directly or indirectly, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(ddd) None of the Company or any of the Subsidiaries nor any of their properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment prior to or in aid of execution of judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment. The irrevocable and unconditional waiver and agreement of the Company in this Agreement and the Deposit Agreement not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement and the Deposit Agreement is valid and binding under the laws of the PRC and the Cayman Islands.

(eee) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters to the PRC, the Cayman Islands or any political subdivision or taxing authority thereof in connection with (i) the issuance, sale or delivery of the Shares or the ADSs to the Underwriters or (ii) the deposit with the Depositary of any Shares against the issuance of the corresponding ADSs and related ADRs.

(fff) The Company is a “foreign private issuer” as defined in Rule 405.

(ggg) The Company was not for the year ended December 31, 2006, and based on the projected composition of the Company’s income and valuation of its assets, the Company does not expect to be, a passive foreign investment company (“PFIC”) within the meaning of Section 1296 of the Internal Revenue Code of 1986, as amended, for the year ending December 31, 2007.

(hhh) There are no affiliations or associations between any member of the NASD and any of the officers or directors of the Company or the Subsidiaries, or holders of 5% or greater of the securities of the Company.

(iii) The choice of the law of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and the PRC. The Company has the power to submit, and, pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and empower, and pursuant to Section 17 of this Agreement has legally, validly, effectively and irrevocably designated, appointed and empowered, an authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, the Prospectus, the Registration Statement, the ADS Registration Statement or the offering of the Shares or the ADSs in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 17 hereof.

(jjj) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable in the Cayman Islands and the PRC in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands or the PRC of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands, or the PRC or that any stamp or similar tax in the Cayman Islands or the PRC be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder.

(kkk) Any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be declared enforceable against the Company without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty (i) by the courts of the Cayman Islands, provided that (A) such courts had proper jurisdiction over the parties subject to such judgment; (B) such courts did not contravene the rules of natural justice of the Cayman Islands; (C) such judgment was not obtained by fraud; (D) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (E) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (F) there is due compliance with the correct procedures under the laws of the Cayman Islands, and (ii) by the courts of the PRC, provided that (A) the judgment was not contrary to the public policy, state sovereignty or security of the PRC and (B) the requirements of the PRC Civil Procedures Law based either on treaties between the PRC and the United States or on reciprocity between such jurisdictions were met. The Company is not aware of any reason why the enforcement in the Cayman Islands or the PRC of such a New York Court judgment would be, as of the date hereof, contrary to public policy of the Cayman Islands or contrary to the public policy, state sovereignty or security of the PRC.

(lll) The Company has complied with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than the Pricing Prospectus, the Prospectus, and any Issuer Free Writing Prospectus set forth on Annex VIII hereto, or (ii) filed, referred to, approved, used or authorized the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares, except for any Issuer Free Writing Prospectus set forth in Annex VIII hereto and any electronic road show previously approved by the Representative.

(mmm) The Company has taken all reasonable steps to comply with, and to ensure compliance by all of the Company’s shareholders, option holders, directors and officers who are PRC residents or PRC citizens with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”), including without limitation, requiring each shareholder, option holder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(nnn) (i) The Company is aware of, and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated on August 8, 2006 by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration of Taxation, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange of the PRC (the “M&A Rules”), in particular the relevant provisions thereof that purport to require offshore special purpose vehicles controlled directly or indirectly by PRC-incorporated companies or PRC residents and established for the purpose of obtaining a stock exchange listing outside of the PRC to obtain the approval of the CSRC prior to the listing and trading of their securities on any stock exchange located outside of the PRC. The Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice. In addition, the Company has communicated such legal advice in all material respects to each of its directors that signed the Registration Statement and each such director has confirmed that he or she understands such legal advice.

(ii) The issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the Nasdaq Global Market and the consummation of the transactions contemplated by this Agreement, the Registration Statement, the Pricing Prospectus, the Prospectus, the Deposit Agreement, the Power of Attorney (as defined below) and the Custody Agreement (as defined below) are not and will not be, as of the date hereof and on the Closing Date, affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules, including the guidance and notices issued by the CSRC on September 8 and September 21, 2006 (together with the M&A Rules, the “M&A Rules and Related Clarifications”).

(iii) The M&A Rules and Related Clarifications do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Shares or the ADSs, the listing and trading of the ADSs on the Nasdaq Global Market, or the consummation of the transactions contemplated by this Agreement, the Registration Statement, the Pricing Prospectus, the Prospectus, the Deposit Agreement, the Power of Attorney or the Custody Agreement.

(iv) The statements set forth in the Pricing Prospectus and the Prospectus under the headings “Risk Factors—Risks Related to the People’s Republic of China—Our failure to obtain the prior approval of the China Securities Regulatory Commission, or CSRC, of the listing and trading of our ADSs on Nasdaq could significantly delay this offering or adversely affect our business and reputation and the trading price of our ADSs, and may also create uncertainties for this offering,” when taken together with the statements under “Regulation—Regulations of Merger and Acquisitions of Domestic Enterprises by Foreign Investors,” are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries that would make them misleading in any material respect.

(ooo) The ADSs have been approved for listing on the National Association of Securities Dealers Automated Quotations Global Market System (the “Nasdaq Global Market”), subject to official notice of issuance.

(ppp) None of the Company or any of the Subsidiaries is engaged in any trading activities involving commodity contracts or other trading contracts that are not currently traded on a securities or commodities exchange and for which the market value cannot be determined.

Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder severally represents and warrants to, and agrees with, each of the Underwriters as of the date hereof and as of the Closing Date and each Additional Closing Date that:

(a) Such Selling Shareholder that is not an individual has been duly organized, is validly existing, and is in good standing in its jurisdiction of organization.

(b) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions related to such Selling Shareholder contemplated by this Agreement, the Registration Statement, the ADS Registration Statement, the Pricing Prospectus and the Prospectus. This Agreement and the transactions related to such Selling Shareholder contemplated by this Agreement, the Deposit Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus have been duly and validly authorized by such Selling Shareholder. This Agreement has been duly and validly executed and delivered by an Attorney-In-Fact (as defined below) for such Selling Shareholder and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands or the PRC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the Cayman Islands or the PRC or that any stamp or similar tax in the Cayman Islands or the PRC be paid on or in respect of this Agreement or any other documents to be furnished hereunder (other than nominal stamp duty payable on production of this Agreement in a Cayman Island court).

(c) Such Selling Shareholder has full right, power and authority to execute and deliver a Custody Agreement and Power of Attorney substantially in the form of Exhibits A and B hereto (such Selling Shareholder’s “Custody Agreement” and “Power of Attorney,” respectively), to perform its obligations thereunder and to consummate the transactions contemplated thereby relating to it. The Custody Agreement and the Power of Attorney and the transactions contemplated thereby relating to it have been duly and validly authorized by such Selling Shareholder. The Custody Agreement and the Power of Attorney have each been duly and validly executed and delivered by such Selling Shareholder and constitute the legal, valid and binding obligation of such Selling Shareholder, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Counterparts of such Selling Shareholder’s Custody Agreement, duly signed by (i) the Company, as custodian (in such capacity, the “Custodian”) and (ii) Julia Huang and Michael Xu, as such Selling Shareholders’ attorneys-in-fact (in such capacity, the “Attorneys-In-Fact”) have been delivered to the Company and the Representative on or prior to the date of this Agreement.

(d) Such Selling Shareholder agrees that the Shares to be sold by such Selling Shareholder, whether or not on deposit with the Custodian, are subject to the interests of the Underwriters under this Agreement, that the arrangements made for such custody are to the extent permissible by law irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and the Power of Attorney, by any act of such Selling Shareholder, by operation of law or by the occurrence of any other event. If such Selling Shareholder should die or become incapacitated, or if any other event should occur affecting the legal status or capacity of such Selling Shareholder before its delivery of the Shares to be sold by such Selling Shareholder hereunder, the documents evidencing the Shares to be sold by such Selling Shareholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

(e) Such Selling Shareholder has, and on the Closing Date and each Additional Closing Date, will have, good and valid title to and is the lawful owner of the Shares to be sold by such Selling Shareholder hereunder and upon sale and delivery of, and payment for, such Shares as provided herein, such Selling Shareholder will convey to the Underwriters good and marketable title to such Shares, free and clear of all Liens (except for any Liens under the Custody Agreement). Certificates for all of the Shares to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement.

(f) No consent of, from or with any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the deposit of the Shares being deposited with the Depositary by such Selling Shareholder against issuance of the ADRs evidencing the ADSs to be delivered at the Closing Date and any Additional Closing Dates, for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder and for the execution and delivery by or on behalf of such Selling Shareholder of this Agreement, and for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder, except (i) such consents as have been obtained under the Securities Act or otherwise and (ii) such as may be required under the state or foreign securities laws, the blue sky laws of any jurisdiction, the NASD or NASDR in connection with the purchase and distribution of such Selling Shareholder’s Shares and the corresponding ADSs by the Underwriters.

(g) No consent, approval, authorization or order is required to be obtained by such Selling Shareholder for the execution and delivery by such Selling Shareholder of the Custody Agreement and the Power of Attorney, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of such Selling Shareholder’s Shares under this Agreement, except (i) such as have been obtained under the Securities Act or otherwise and (ii) such as may be required under the state or foreign securities laws, the blue sky laws of any jurisdiction, the NASD or NASDR in connection with the purchase and distribution of such Selling Shareholder’s Shares and the corresponding ADSs by the Underwriters.

(h) The execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by such Selling Shareholder and consummation of any of the other transactions contemplated herein and therein by the Selling Shareholder or the fulfillment of the terms hereof by the Selling Shareholder will not (A) conflict with, result in a breach or violation of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder pursuant to any law, statute, rule or regulation or the terms of any indenture or other agreement or instrument to which such Selling Shareholder is party or bound, or to which any of the property or assets of such Selling Shareholder is subject, or (B) if such Selling Shareholder is not a natural person, result in any violation of the provisions of any charter or bylaws or certificate of formation, trust agreement, partnership agreement, articles of partnership or other organizational documents, as applicable, of the Selling Shareholder, or (C) result in any violation or breach of any judgment, order, decree statute, rule or regulation applicable to such Selling Shareholder of any court or any public, governmental or regulatory agency or body, administrative agency or arbitrator having jurisdiction over such Selling Shareholder.

(i) Other than as disclosed in the Pricing Prospectus or the Prospectus, such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the Offering.

(j) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any other Selling Shareholder to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement, the Pricing Prospectus and the Prospectus.

(k) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the Offering or, to such Selling Shareholder’s knowledge, any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(l) The information in the Registration Statement, the Pricing Disclosure Package and the Prospectus furnished to the Company by such Selling Shareholder for use therein does not, and will not on the Closing Date, contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein relating to such Selling Shareholder, not misleading.

(m) The ADSs delivered at the Closing Date and each Additional Closing Date by such Selling Shareholder will be freely transferable by such Selling Shareholder to or for the respective accounts of the several Underwriters and (to the extent described in the Prospectus) to the initial purchasers thereof.

(n) Except as set forth in the Pricing Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands or the PRC, or any political subdivision or taxing authority thereof or therein, in connection with (A) the deposit with the Depositary of the Shares by such Selling Shareholder against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by such Selling Shareholder of the Shares and the ADSs to or for the respective accounts of the Underwriters or (C) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers thereof.

(o) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or that could be reasonably expected to, cause or result in stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Shares or the ADSs.

(p) Such Selling Shareholder has not distributed and will not distribute, prior to the later of the last Additional Closing Date, if any, and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares and the ADSs by the Selling Shareholders, including any free writing prospectus.

(q) The representations and warranties of such Selling Shareholder in its Custody Agreement and Power of Attorney are, and on the Closing Date and each Additional Closing Date, if any, will be, true and correct.

(r) Such Selling Shareholder is not in possession of material non-public information regarding the Company.

Any certificate signed by or on behalf of such Selling Shareholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

3. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees, and each Selling Shareholder, severally and not jointly, agrees to sell to the Underwriters and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders, at a purchase price per share of $[ ], the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any number of Additional Shares which such Underwriter may purchase hereunder.

(b) Payment of the purchase price for the Firm Shares shall be made at the office of Cleary Gottlieb Steen & Hamilton LLP (“Underwriters’ Counsel”), Bank of China Tower, 39th Floor, One Garden Road, Hong Kong, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day (unless postponed in accordance with the provisions of Section 11 or 12 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the “Closing Date”).

Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed by the Company and the Custodian (pursuant to each Selling Shareholder’s Power of Attorney and Custody Agreement), as the case may be, upon delivery of the Firm Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Each Selling Shareholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Firm Shares to be sold by such Selling Shareholder to the several Underwriters, or otherwise in connection with the performance of such Selling Shareholder’s obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Shareholder hereunder and to hold such amounts for the account of such Selling Shareholder with the Custodian under the Custody Agreement and Power of Attorney of such Selling Shareholder. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations (not less than the minimum denomination of such Shares, as the case may be, as set forth in the Registration Statement or the Prospectus) as the Representative may request at least two business days before the Closing Date. The Company and the Custodian will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

(c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to 2,455,200 Additional Shares and the Selling Shareholders hereby grant to the Underwriters, acting severally and not jointly, the option to purchase up to 613,800 Additional Shares, in each case at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representative to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representative, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 11 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company and the Selling Shareholders the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased or decreased pursuant to Sections 11 or 12 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(d) Payment of the purchase price for the Additional Shares shall be made at the office of the Underwriters’ Counsel in Hong Kong, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 11 hereof), or such other time as shall be agreed upon by the Representative and the Company. Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to or as directed by the Company and the Custodian (pursuant to each Selling Shareholder’s Power of Attorney and Custody Agreement) upon delivery of the Additional Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Each Selling Shareholder, severally and not jointly, hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Additional Shares to be sold by such Selling Shareholder to the several Underwriters in connection with the performance of such Selling Shareholder’s obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Shareholder hereunder and to hold such amounts for the account of such Selling Shareholder with the Custodian under the Custody Agreement and the Power of Attorney of such Selling Shareholder. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations (not less than the minimum denomination of such Shares, as the case may be, as set forth in the Registration Statement or the Prospectus) as the Representative may request at least two business days before the Additional Closing Date. The Company and the Custodian will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

(e) The Company and the Selling Shareholders acknowledge and agree that (i) the terms of this Agreement and the Offering (including the price of the Shares) were negotiated at arm’s length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand has been created as a result of any of the transactions contemplated by this Agreement or the process leading to such transactions, irrespective of whether any Underwriter has advised or is advising any such party on other matters, (iii) the Underwriters’ obligations to the Company and the Selling Shareholders in respect of the Offering are set forth in this Agreement in their entirety and (iv) each of the Company and each of the Selling Shareholders has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the Deposit Agreement and the transactions contemplated hereby and thereby and any other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters.

4. Offering. Upon authorization of the release of the Firm Shares or the Additional Shares, as the case may be, by the Representative, the Underwriters propose to offer the Shares and the corresponding ADSs for sale to the public upon the terms and conditions set forth in the Prospectus.

5. Covenants of the Company and the Selling Shareholders.

(a) In addition to the other covenants and agreements of the Company contained herein, the Company further covenants and agrees with each of the Underwriters that:

(i) The Company shall prepare the Prospectus in a form approved by the Representative and file such Prospectus pursuant to, and within the time period specified in, Rule 424(b) and Rule 430A or 430C under the Securities Act; prior to the last date on which an Additional Closing Date, if any, may occur, the Company shall file no further amendment to the Registration Statement or amendment or supplement to the Prospectus to which the Representative shall object in writing after being furnished in advance a copy thereof and given a reasonable opportunity to review and comment thereon; the Company shall notify the Representative promptly (and, if requested by the Representative, confirm such notice in writing) (A) when the Registration Statement, the ADS Registration Statement and any amendments thereto become effective, (B) of any request by the Commission for any amendment of or supplement to the Registration Statement, the ADS Registration Statement or the Prospectus or for any additional information, (C) of the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, (D) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement or any post-effective amendment thereto, or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefor, (F) of the receipt of any comments from the Commission, and (G) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares or the ADSs for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will use its commercially reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

(ii) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Deposit Agreement, the Registration Statement, the ADS Registration Statement, the Pricing Prospectus and the Prospectus. If at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the Prospectus or the Registration Statement, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Representative) that will correct such statement or omission or effect such compliance, and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(iii) The Company will not, without the prior consent of the Representative, (A) make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except for any Issuer Free Writing Prospectus set forth in Annex VIII hereto and any electronic road show previously approved by the Representative, or (B) file, refer to, approve, use or authorize the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the Registration Statement, the ADS Registration Statement, the Pricing Prospectus or the Prospectus as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the

Representative promptly and, if requested by the Representative, prepare and furnish without charge to each Underwriter (subject to Sections 9(b) and 10 hereof) an appropriate amendment or supplement (in form and substance satisfactory to the Representative) that will correct such statement, omission or conflict or effect such compliance.

(iv) The Company has complied and will comply with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus; and the Company has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433 under the Securities Act) in a manner that causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act, to file with the Commission any road show. The Company shall retain, in accordance with the Rules and Regulations, all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations.

(v) The Company will promptly deliver to each of the Representative and Underwriters’ Counsel a signed copy of each of the Registration Statement, the ADS Registration Statement and the 8-A Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, all Issuer Free Writing Prospectuses and all amendments of and supplements to such documents, if any, as the Representative may reasonably request. Prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Representative may reasonably request.

(vi) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(vii) Promptly from time to time, the Company will use its best efforts, in cooperation with the Representative, to qualify the Shares and the ADSs for offering and sale under the securities laws relating to the offering or sale of the Shares and the ADSs of such jurisdictions, domestic or foreign, as the Representative may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(viii) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(ix) During the period of 180 days from the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of the Representative, the Company (A) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any public announcement of an intention to do any of the foregoing, (B) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (C) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will use its best efforts to obtain an undertaking in substantially the form of Annex VII hereto of each of its officers, directors and shareholders listed on Schedule III attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than the sale of Shares by the Company and the Selling Shareholders as contemplated by this Agreement and the Company’s issuance of Ordinary Shares upon (w) the conversion of convertible securities outstanding on the date hereof; (x) the exercise of currently outstanding options; (y) the exercise of currently outstanding warrants; and (z) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement, the Pricing Prospectus and the Prospectus. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to stock option plans, without the prior written consent of the Representative.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representative waives, in writing, such extension. The Company will provide the Representative, each officer, director and shareholder of the Company listed on Schedule III attached hereto with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

In addition, the Company will instruct the Depositary not to accept any deposit of any Ordinary Shares by, or issue any ADSs to, the existing shareholders, beneficial owners or option holders of the Company during the Lock-Up Period (other than in connection with the Offering). The Company also agrees not to change or amend such instruction to the Depositary during the Lock-Up Period unless with the prior written consent of the Representative. The foregoing does not apply to the deposit of Ordinary Shares by the Company in connection with the Company’s share option scheme or the issuance of ADSs for such Ordinary Shares.

(x) During the period of five years from the effective date of the Registration Statement, the Company will furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Underwriters (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided, however, .so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”), it is not required to furnish any such reports, statements or other communications that are filed on EDGAR to the Underwriters.

(xi) The Company will use its best efforts to list the ADSs for quotation on the Nasdaq Global Market and maintain the listing of the ADSs on the Nasdaq Global Market for at least five years.

(xii) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Registration Statement, the Pricing Prospectus and the Prospectus.

(xiii) The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Shares, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and the Rules and Regulations within the time periods required thereby.

(xiv) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462 by 10:00 p.m. (Eastern time), on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(xv) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or the ADSs.

(xvi) The Company will not, without the prior written consent of the Representative, make any offer relating to the Shares or the ADSs that would constitute an Issuer Free Writing Prospectus. Prior to the last date on which an Additional Closing Date, if any, may occur, the Company will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus set forth on Annex VIII hereto and any electronic road show previously approved by the Representative.

(xvii) The Company will indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement; provided, however, that the Company shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the Shares and the ADSs by any Underwriter in a manner other than that as is customary in such transactions.

(xviii) The Company shall comply with the SAFE Rules and Regulations, and shall use best efforts to cause its directors, officers, option holders and shareholders that are, or that are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply with the SAFE Rules and Regulations applicable to them in connection with the Company, including without limitation, requiring each shareholder, option holder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(xix) Upon the Closing Date, the Company will purchase insurance covering the Company, its directors, officers and the Underwriters for liabilities or losses arising in connection with the Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act and the Rules and Regulations.

(b) Each Selling Shareholder covenants and agrees with each Underwriter:

(i) To deliver to the Representative prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States Person) or Form W-9 (if the Selling Shareholder is a United States Person), which in each case may be replaced by any other applicable form or statement specified by Treasury Department regulations in lieu thereof;

(ii) To notify promptly the Company and the Representative if, at any time prior to the date on which the distribution of the Shares and the ADSs as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Shareholder has knowledge of the occurrence of any event as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(iii) To cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time and to do and perform all things to be done and performed by such Selling Shareholder under this Agreement prior to the Closing Date and each Additional Closing Date, if any, and to satisfy all applicable conditions precedent to the delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement;

(iv) To indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and the ADSs to be sold by the Selling Shareholder and the execution and delivery of this Agreement; and

(v) To deliver to the Representative on or prior to the date of this Agreement the lock-up agreement of such Selling Shareholder referenced in Section 8(l) hereof.

(vi) Such Selling Shareholder has not, prior to the execution of this Agreement, distributed any “prospectus” (within the meaning of the Securities Act) or offering material in connection with the offering or sale of the Shares other than the Pricing Prospectus, and will not, at any time on or after the execution of this Agreement, distribute any “prospectus” (within the meaning of the Securities Act) of offering material in connection with the offering or sale of the Shares other than the Pricing Prospectus and the then most recent Prospectus.

6. Covenant of the Underwriters. Each Underwriter, severally and not jointly, covenants and agrees with the Company that such Underwriter will not use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) without the prior written consent of the Company if such Underwriter’s use of or reference to such “free writing prospectus” would require the Company to file with the Commission any “issuer information” (as defined in Rule 433 under the Securities Act).

7. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement, the Registration Statement, the ADS Registration Statement and the Pricing Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations and the obligations of the Selling Shareholders hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus, the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares and the ADSs under the Securities Act and the Offering; (iii) the cost of producing this Agreement, the Deposit Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares and the ADSs for offering and sale under state or foreign securities or blue sky laws as provided in Section 5(a)(vii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the ADSs on the Nasdaq Global Market; (vii) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) all costs and expenses related to the transfer and delivery of the Shares, in the form of Ordinary Shares or ADSs, to the Underwriters, including any transfer or other taxes payable thereon; and (ix) the fees of the Custodian and other fees and expenses related to the offering of the Shares by the Selling Shareholders. The Company also will pay or cause to be paid: (x) the cost of preparing certificates representing the Shares; (y) the cost and charges of any transfer agent, registrar or depositary for the Shares and ADSs; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7. It is understood, however, that except as provided in Sections 9, 10 and 14 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them.

(b) Whether or not the transactions contemplated by this Agreement, the ADS Registration Statement, the Registration Statement and the Pricing Prospectus are consummated or this Agreement is terminated, the Selling Shareholders hereby agree to pay (i) the fees and disbursements of their counsel, if any, (ii) the fees and expenses of the agent for service of process appointed by the Selling Shareholders in accordance with Section 17 hereof, (iii) any applicable share transfer, stamp duties or other taxes related to the offering of the Selling Shareholder’s Shares and the Selling Shareholders’ Additional Shares and (iv) all other costs and expenses incident to the performance of their obligations hereunder that are not otherwise specifically provided for in this Section 7. Notwithstanding the foregoing, nothing herein shall affect any agreement that the Company and the Selling Shareholders may make or may have made for the sharing or allocation of such costs and expenses.

8. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 8, “Closing Date” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to the Representative or to the Underwriters’ Counsel pursuant to this Section 8 of any misstatement or omission, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to each of the following additional conditions:

(a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a)(i) hereof; no stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to the Representative’s reasonable satisfaction; if the Company has elected to rely on Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. (Washington, D.C. time) on the date of this Agreement; and all necessary regulatory or stock exchange approvals shall have been received.

(b) At the Closing Date the Representative shall have received the written opinion and disclosure letter of Hogan & Hartson L.L.P., U.S. counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representative, to the effect set forth in Annex I hereto.

(c) At the Closing Date the Representative shall have received the written opinion of Conyers Dill & Pearman, Cayman Islands counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representative, to the effect set forth in Annex II hereto.

(d) At the Closing Date the Representative shall have received the written opinion of Jun He Law Offices, PRC counsel for the Company, dated the Closing Date, in form and substance satisfactory to the Representative, to the effect set forth in Annex III hereto.

(e) At the Closing Date the Representative shall have received the written opinion of U.S. counsel for each Selling Shareholder, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representative, to the effect set forth in Annex IV hereto.

(f) At the Closing Date the Representative shall have received the written opinion of local counsel for each Selling Shareholder, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representative, to the effect set forth in Annex V hereto.

(g) At the Closing Date the Representative shall have received the written opinion of Clifford Chance US LLP, counsel for the Depositary, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representative, to the effect set forth in Annex VI hereto.

(h) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representative and to the Underwriters’ Counsel, and the Underwriters shall have received from each of the Underwriters’ Counsel and Haiwen & Partners (the “Underwriters’ PRC Counsel”) a favorable written opinion, in form and substance satisfactory to the Representative, dated as of the Closing Date, with respect to the issuance and sale of the Shares and the ADSs, the Registration Statement, the Prospectus and the Pricing Disclosure Package and such other related matters as the Representative may require, and the Company shall have furnished to the Underwriters’ Counsel and the Underwriters’ PRC Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(i) At the Closing Date the Representative shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date, in form and substance satisfactory to the Representative, as to the accuracy of the representations and warranties of the Company set forth in Section 1(A) hereof as of the date hereof and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsections (a) and (k) of this Section 8, and as to such other matters as the Representative may reasonably request.

(j) At the time this Agreement is executed and at the Closing Date, the Representative shall have received a comfort letter from Deloitte, independent registered public accounting firm for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and the Underwriters’ Counsel.

(k) (A) Neither the Company nor any Subsidiary shall have sustained, since the date of the latest audited financial statements included in the Pricing Prospectus, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Prospectus (exclusive of any supplement thereto); and (B) subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Pricing Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term or short-term debt of the Company or any Subsidiary or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Pricing Prospectus (exclusive of any such supplement).

(l) The Representative shall have received a duly executed lock-up agreement from each director, officer and shareholder of the Company listed on Schedule III hereto, in each case substantially in the form attached hereto as Annex VII.

(m) At the Closing Date, the ADSs shall have been approved for listing on the Nasdaq Global Market.

(n) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements for the Offering.

(o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares or the corresponding ADSs; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares or the corresponding ADSs.

(p) At the Closing Date, the Representative shall have received a certificate of an authorized representative of each Selling Shareholder, dated the Closing Date, to the effect that the representations and warranties of such Selling Shareholder set forth in Section 2 hereof are accurate and that such Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(q) Each Selling Shareholder shall have completed the transactions contemplated by this Agreement and the respective Custody Agreement, including, without limitation, delivering to the Custodian the warrants to purchase Shares and preferred shares convertible into Shares that it is obligated to sell hereunder.

(r) On or prior to the Closing Date, the Representative shall have received a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) from each Selling Shareholder.

(s) The Company shall have timely furnished the Underwriters, the Underwriters’ Counsel and the Underwriters’ PRC Counsel with such other certificates, opinions or other documents as they may have reasonably requested in writing prior to the Closing Date.

(t) All of the preferred shares of the Company shall have converted into Ordinary Shares in accordance with the terms of such preferred shares, and all of the warrants of the Company shall have been exercised in accordance with the terms of such warrants.

If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative, the Underwriters’ Counsel or the Underwriters’ PRC Counsel pursuant to this Section 8 shall not be satisfactory in form and substance to the Representative, Underwriters’ Counsel or the Underwriters’ PRC Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase Additional Shares may be cancelled by the Representative at, or at any time prior to, any Additional Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

9. Indemnification.

(a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, as originally filed or any amendment thereof, or in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or (B) any other materials or information provided to investors by, or with the approval of, the Company in connection with the Offering, including in any “road show” (as defined in Rule 433 under the Securities Act) for the Offering (“Marketing Materials”), or (ii) the omission or alleged omission to state (A) in the Registration Statement, as originally filed or any amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 18 hereof. This indemnity agreement will be in addition to any liability which the Company and the Selling Shareholders may otherwise have, including but not limited to other liability under this Agreement.

(b) Each Selling Shareholder, severally and not jointly, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, as originally filed or any amendment thereof, or any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or (B) any Marketing Materials, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make (A) the statements in the Registration Statement, as originally filed or any amendment thereof, not misleading, or (B) the statements in any Preliminary Prospectus, the Pricing Disclosure Package, or the Prospectus, or any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or in any Marketing Materials, in light of the circumstances under which they were made, not misleading; provided, however, that the Selling Shareholders will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use therein (as described in the last sentence of Section 1(A)(b) hereof); provided further, however, that such Selling Shareholder will be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information in writing furnished to the Company by such Selling Shareholder expressly for use therein, it being agreed that the only such information is that which is included under the heading “Principal and Selling Shareholder” which relates to such Selling Shareholder; and provided further, however, that in no such case shall any Selling Shareholder be liable or responsible for any amount in excess of the proceeds (net of the underwriting discount but before deducting other expenses) applicable to the Shares sold by such Selling Shareholder pursuant to the transactions contemplated hereby. This indemnity agreement will be in addition to any liability that any Selling Shareholder may otherwise have including under this Agreement.

(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Shareholder, each of the directors of the Company and each Selling Shareholder, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 18 hereof.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 9 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, counsel to such indemnified party shall be selected by such indemnified party. An indemnifying party may participate at its own expense in the defense of any such claim or action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 9 or Section 10 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by subsections (a), (b) or (c), as applicable, effected without its written consent if (A) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (B) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (C) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

10. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 9 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and any Selling Shareholder, any contribution received by the Company and any Selling Shareholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, any Selling Shareholder and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or a Selling Shareholder on the one hand or the Underwriters on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 10, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute an amount in excess of the proceeds (net of the underwriting discounts and commissions but before deducting other expenses) applicable to the Shares sold by the Selling Shareholder pursuant to the transactions contemplated hereby. For purposes of this Section 10, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company and any Selling Shareholder shall have the same rights to contribution as the Company and any Selling Shareholder, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

11. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company and the Selling Shareholders that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representative does not arrange for the purchase of the Default Shares as provided in this Section 11, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company and the Selling Shareholders to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Shareholders with respect thereto (except in each case as provided in Sections 7, 9, 10, 13 and 14) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Shareholders for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

12. Default by Selling Shareholders.

(d) If any Selling Shareholder or Selling Shareholders shall default in its or their obligation to sell and deliver any Shares hereunder, then the Representative may, by notice to the Company, terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 2, 7, 9, 10, 13 and 14 hereof shall remain in full force and effect. No action taken pursuant to this Section 12 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

(e) In the event that such default occurs and the Company and Underwriters agree to proceed with the Offering, then the

Underwriters may, at the option of the Representative, or the Company shall have the right, in each case by notice to the other, to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ Counsel, may thereby be made necessary or advisable.

13. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Shareholders contained in this Agreement or in certificates of officers of the Company or any Subsidiary or of the Selling Shareholders submitted pursuant hereto, including the agreements contained in Sections 5 and 6, the indemnity agreements contained in Section 9 and the contribution agreements contained in Section 10, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or any Selling Shareholder, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2 and the agreements contained in Sections 7, 9, 10 and 14 through 17 hereof shall survive any termination of this Agreement, including termination pursuant to Section 11, 12 or 14 hereof.

14. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b) The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the “NYSE”), the Nasdaq Global Market, the American Stock Exchange or any other relevant exchanges shall have occurred; or (iii) a suspension or material limitation in trading in the Company’s securities on any exchange or in any over-the-counter market shall have occurred; or (iv) a banking moratorium has been declared by U.S. federal, New York State, Cayman Islands, PRC or other relevant foreign country authorities, or any material disruption in commercial banking or securities settlement or clearance services in the United States, the Cayman Islands, the PRC or other relevant jurisdiction shall have occurred; or (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism or there is a declaration of a national emergency or war by the United States, the Cayman Islands, the PRC or other relevant foreign country authorities or (B) there shall have been any change in financial markets, currency exchange rates or controls or any calamity or crisis or any change in political, financial or economic conditions, if the effect of any such event in (A) or (B), in the judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 14 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

(e) Notwithstanding any termination of this Agreement, the provisions of this Section 14 and of Sections 1, 2, 7, 9, 10, 13 and 14 through 23, inclusive, shall remain in full force and effect at all times after the execution hereof.

15. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Transactions Group, Facsimile: (212) 272-2074, with a copy (which shall not constitute notice) to Underwriter’s Counsel at Cleary Gottlieb Steen & Hamilton LLP, Bank of China Tower, 39th Floor, One Garden Road, Hong Kong, Attention: W. Clayton Johnson, Facsimile: (852) 2845-9026;

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company at ChinaEdu Corporation, 12/F Capital Times Square, No. 88 Xichangan Street, Beijing, 100031, PRC, Attention: Julia Huang, Chief Executive Officer, Facsimile: (86) 10-8391-3165, with a copy (which shall not constitute notice) to its U.S. counsel at Hogan & Hartson L.L.P., 10/F Kerry Center, 1 Guanghua Road, Beijing 100020, PRC, Attention: Steven N. Robinson, Facsimile: (86) 10-8529-7408;

(c) if sent to any Selling Shareholder, shall be mailed, delivered or faxed and confirmed in writing to the Custodian at ChinaEdu Corporation, 12/F Capital Times Squire, No. 88 Xichangan Street, Beijing, 100031, PRC, Attention: Julia Huang, Chief Executive Officer, Facsimile: (86) 10-8391-3165;

provided, however, that any notice to an Underwriter pursuant to Section 9 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in Schedule 1 hereto. Any such notices and other communications shall take effect at the time of receipt thereof.

16. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Shareholders and the controlling persons, directors, officers, employees and agents referred to in Sections 9 and 10 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares or ADSs from any of the Underwriters.

17. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement shall be governed by the law of the State of New York including without limitation Section 5-1401 and 5-1402 of New York General Obligations Law, which the parties hereby expressly confirm shall apply. Each of the Company and the Selling Shareholders and the Underwriters irrevocably (a) consents and submits to the jurisdiction of any state or federal court of competent jurisdiction located in the County of New York, the City of New York, the State of New York for the purpose of any suit, action, or other proceeding arising out of or relating to this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding brought in any such court is brought in an inconvenient forum. Each of the Company and the Selling Shareholders hereby irrevocably designates CT Corporation System, 111 Eighth Avenue, New York New York 10011 as agent upon whom process against the Company or any Selling Shareholder may be served in any Proceeding which is instituted in any such courts. EACH OF THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) AND THE SELLING SHAREHOLDERS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE ADS REGISTRATION STATEMENT AND THE PROSPECTUS.

18. Underwriter Information. The parties acknowledge and agree that, for purposes of this Agreement, the information provided by or on behalf of any Underwriter consists solely of the material included in statements under the caption “Underwriting” in, and on the cover page of, the Prospectus as attached and listed in Annex IX hereto.

19. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the relevant party or parties could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of each party hereto with respect to any sum due from it to any other party hereto or any person controlling any such other party shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such other party or controlling person of any sum in such other currency, and only to the extent that such other party or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such other party or controlling person hereunder, the first-mentioned party agrees as a separate obligation and notwithstanding any such judgment, to indemnify such other party or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such other party or controlling person hereunder, such other party or controlling person agrees to pay to the first-mentioned party an amount equal to the excess of the United States dollars so purchased over the sum originally due to such other party or controlling person hereunder.

20. Foreign Taxes. All payments made by the Company or any of the Selling Shareholders under this Agreement will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Cayman Islands, the PRC or any political subdivision or any taxing authority thereof or therein unless the Company or any Selling Shareholder is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company or such Selling Shareholder will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof, except to the extent such taxes, duties, assessments or other governmental charges are imposed or levied by reason of such Underwriter’s or controlling person’s being connected with the Cayman Islands or the PRC other than by reason of its being an Underwriter or a person controlling any Underwriter under this Agreement.

21. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

23. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

THE COMPANY:

ChinaEdu Corporation

By:
Name:	Julia Huang
Title:	Chief Executive Officer

SELLING SHAREHOLDERS:

EcoChina Investments LLC
IDG Technology Venture Investments, LP
Level Global Overseas Master Fund, Ltd.
MMFI CAPI Venture Investments Limited
Newfoundland Opportunity Limited
Smart Master International Limited
UOB Venture Technology Investments Ltd.

By:
Name:	Julia Huang
Title:	Attorney-in-Fact for the Selling Shareholders

Accepted as of the date first above written BEAR, STEARNS & CO. INC.

By:
Name:
Title:

On behalf of itself and the other Underwriters named in Schedule I hereto.

SCHEDULE I

Underwriters	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Bear, Stearns & Co. Inc.
Piper Jaffray & Co.
CIBC World Markets Corp.
Total	20,460,000	3,069,000

I-1

SCHEDULE II

Selling Shareholder	Number of Firm Shares to be Sold	Number of Additional Shares to be Sold if Option is Fully Exercised
EcoChina Investments LLC	339,393	60,435
IDG Technology Venture Investments, LP	946,767	166,785
Level Global Overseas Master Fund, Ltd.	1,312,791	280,881
MMFI CAPI Venture Investments Limited	203,976	30,597
Newfoundland Opportunity Limited	426,318	75,102
Smart Master International Limited	330,756	0
UOB Venture Technology Investments Ltd.	531,999	0
Total	4,092,000	613,800

II-1

SCHEDULE III

[Names of directors, officers and shareholders subject to the lock-up provision]

III-1

EXHIBIT A

Form of Custody Agreement

ChinaEdu Corporation

12/F Capital Times Square

No.88 Xichangan Street

Beijing, 100031, People’s Republic of China

Attention: Julia Huang

Michael Xu

Ladies and Gentlemen:

The undersigned (the “Selling Shareholder”) understands that ChinaEdu Corporation, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), is proposing to conduct an initial public offering in the United States of the Company’s Ordinary Shares (the “Ordinary Shares”) in the form of American Depositary Shares (the “ADSs”) and to file with the U.S. Securities and Exchange Commission (the “Commission”) in accordance with the U.S. Securities Act of 1933, as amended (the “Act”), a registration statement on Form F-1 (the “Registration Statement”) in connection with the proposed initial public offering.

The Selling Shareholder desires to sell a certain number of Ordinary Shares in the form of ADSs and to include such shares among the shares covered by the Registration Statement. Unless otherwise defined in this Agreement or the context otherwise requires, all capitalized terms used herein shall have the meanings given to such terms in the Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the Selling Shareholders and the representative (the “Representative”) of the several Underwriters.

The Selling Shareholder has executed and delivered an Irrevocable Power of Attorney (the “Power of Attorney”) naming Julia Huang and Michael Xu, or their appointed substitute or substitutes, and each of them, as its attorney-in-fact (the “Attorneys-In-Fact”) for certain purposes.

1. By this Agreement custody arrangement is established by the Selling Shareholder with the Company (in such capacity, the “Custodian”) with respect to the Ordinary Shares to be sold in the form of ADSs in this offering, and the Custodian is hereby instructed to act in accordance with this Agreement and any amendments or supplements hereto authorized by any of the Attorneys-In-Fact.

2. There are herewith delivered or there have been previously delivered to the Custodian, and the Custodian hereby acknowledges receipt of, share certificates for certain Ordinary Shares, the number of which is set forth in the Statement of Election and Questionnaire of the Selling Shareholder, which is incorporated herein by reference. Such Ordinary Shares are to be held by the Custodian for the account of the Selling Shareholder and are to be disposed of by the Custodian in accordance with this Agreement and the Underwriting Agreement.

3. The Custodian is authorized and directed by the Selling Shareholder:

(a) To hold the Ordinary Shares delivered by the Selling Shareholder in its custody;

(b) Prior to the settlement dates for any Ordinary Shares sold in the form of ADSs pursuant to the Registration Statement (the “Closing Dates”), to execute a stock transfer form with respect to all Ordinary Shares being sold in the form of ADSs by the Selling Shareholder to cause such Ordinary Shares to be transferred on the books of the Company or the transfer agent into such names as the Custodian shall have been instructed by the Representative of the several Underwriters; to deliver such Ordinary Shares to the Representative, the depositary for the Company’s American Depositary Receipts or the custodian for such depositary as instructed by the Representative on the Closing Dates for its account or accounts against full payment therefor (net of underwriting discounts and commissions); and to give receipt for such payment;

(c) To disburse such payments in the following manner: (i) to itself, as agent for the Selling Shareholder, a reserve amount to be designated by the Attorneys-In-Fact from which amount the Custodian shall pay, as soon as reasonably practicable, any expenses (including legal expenses) and any applicable stock transfer taxes as are payable by the Selling Shareholder; and (ii) to the Selling Shareholder, in the manner requested by the Selling Shareholder at the end of this Custody Agreement or in such manner as the Custodian, in accordance with the terms hereof, shall deem appropriate, (A) on the Closing Dates, a sum equal to the share of the proceeds to which the Selling Shareholder is entitled, as determined by the Attorneys-In-Fact, less any reserve amount designated by the Attorneys-In-Fact, and (B) promptly after any applicable stock transfer taxes or other expenses shall have been paid, any remaining balance of the amount reserved under clause (i) above.

4. Subject in each case to the indemnification obligations set forth in Section 7 hereof, in the event the Ordinary Shares in the form of ADSs of any Selling Shareholder are not sold on or prior to April 30, 2008, upon request by the Selling Shareholder, the Custodian shall return to the Selling Shareholder the share certificates for the Ordinary Shares as soon as practicable after such date.

5. This Agreement is for the express benefit of the Company, the Attorneys-In-Fact, the Custodian, the other Selling Shareholders, the Representative and the Underwriters. The obligations and authorizations of the Selling Shareholder hereunder are irrevocable and shall not be terminated by any act of the Selling Shareholder or by operation of law, whether by the death, disability, incapacity, liquidation or dissolution of the Selling Shareholder or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the Selling Shareholder is acting as a fiduciary or fiduciaries), and if after the execution hereof the Selling Shareholder shall die or become disabled or incapacitated or is liquidated or dissolved, or if any other event or events shall occur before the delivery of the Selling Shareholder’s Ordinary Shares hereunder, such Ordinary Shares shall be delivered in accordance with the terms and conditions of this Agreement, as if such event had not occurred, regardless of whether or not the Custodian shall have received notice of such event.

6. Until payment of the purchase price for the Ordinary Shares in the form of ADSs has been made to the Selling Shareholder or to the Custodian, the Selling Shareholder shall remain the owner of (and shall retain the right to receive dividends and distributions on, and to vote) the Ordinary Shares delivered by the Selling Shareholder to the Custodian hereunder. Until such payment in full has been made or until the offering of ADSs has been terminated, the Selling Shareholder agrees that he or she will not give, sell, pledge, hypothecate, grant any lien on, grant any security interest over, transfer, deal with or contract with respect to the Ordinary Shares, the ADSs or any interests therein.

7. The Custodian shall assume no responsibility to any person other than to deal with the Ordinary Shares and the proceeds from the sale of such Ordinary Shares in the form of ADSs in accordance with the provisions hereof, and the Selling Shareholder hereby agrees to indemnify the Custodian for and to hold the Custodian harmless against any and all losses, claims, damages or liabilities incurred on its part arising out of or in connection with it acting as the Custodian pursuant hereto, as well as the cost and expenses of investigating and defending any such losses, claims, damages or liabilities, except to the extent such losses, claims, damages or liabilities are due to the gross negligence or bad faith of the Custodian. The Selling Shareholder agrees that the Custodian may consult with counsel of its own choice, and the Custodian shall have full and complete authorization and protection for any action taken or suffered by the Custodian hereunder in good faith and in accordance with the opinion of such counsel.

8. The undersigned represents, warrants and covenants that as of the Closing Date and, in the case of clauses (b), (c), (e), (f), (g) and (h), as of the date of this Agreement:

(a) All representations, warranties and covenants of the Selling Shareholder in the Underwriting Agreement will be at the Closing Date, as determined in accordance with the Underwriting Agreement, true and correct.

(b) The Selling Shareholder has valid and unencumbered title to all Ordinary Shares to be sold in the form of ADSs by the Selling Shareholder pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, equities, security interests, claims and other third-party rights of any kind whatsoever, with full right, power and authority to deliver the same thereunder, subject, in the case of the Selling Shareholder, to the rights of the Custodian, such Ordinary Shares are fully paid, and that upon the delivery of and payment for the ADSs representing such Ordinary Shares, the several Underwriters will receive valid and unencumbered title to such ADSs, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever.

(c) The Selling Shareholder’s Ordinary Shares represented by certificates have been placed in custody under this Agreement, for delivery pursuant to the terms of the Underwriting Agreement; the Ordinary Shares so held in custody for the Selling Shareholder are subject to the interests under the Underwriting Agreement of the Underwriters; the arrangements for custody and delivery of such Ordinary Shares and the ADSs representing such Ordinary Shares, made by the Selling Shareholder under this Agreement, the Power of Attorney and the Underwriting Agreement, are not subject to termination by any acts of the Selling Shareholder, or by operation of law, whether by the death or incapacity of the Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of the Ordinary Shares under the Underwriting Agreement, the Ordinary Shares will be delivered by the Custodian in accordance with the terms and conditions of the Underwriting Agreement and this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

(d) All information furnished to the Company or the Underwriters in writing by the Selling Shareholder for use in connection with the preparation of the Registration Statement, the Pricing Prospectus and the Prospectus is true and correct and does not omit any material fact necessary to make such information not misleading. The Selling Shareholder is not prompted to sell the Ordinary Shares to be sold in the form of ADSs by the Selling Shareholder under the Underwriting Agreement by any information concerning the Company or any subsidiary that is not or will not be set forth in the Registration Statement, the Pricing Prospectus and the Prospectus.

(e) The Selling Shareholder (i) has given the Company notice in the Statement of Election and Questionnaire to sell a specified number of its Ordinary Shares in the form of ADSs to the Underwriters under the Underwriting Agreement, (ii) has obtained all consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Custody Agreement, the Power of Attorney, the Statement of Election and Questionnaire and the Underwriting Agreement and for the sale and delivery of the Ordinary Shares to be sold in the form of ADSs by such Selling Shareholder under the Underwriting Agreement, and (iii) now has, and on the Closing Date, will have full right, power and authority to enter into this Custody Agreement, the Power of Attorney, the Statement of Election and Questionnaire and the Underwriting Agreement, and to sell, assign, transfer and deliver the Ordinary Shares and the ADSs representing such Ordinary Shares under the Underwriting Agreement. No person has any right to acquire from the Selling Shareholder any Ordinary Shares to be sold in the form of ADSs hereunder and the Selling Shareholder is under no obligation, whether absolute or contingent, to sell any Ordinary Shares to any person, except as disclosed in the Prospectus.

(f) This Custody Agreement, the Power of Attorney and the Statement of Election and Questionnaire with respect to the Selling Shareholder has been duly authorized (if applicable), executed and delivered by the Selling Shareholder and constitute valid and legally binding obligations of the Selling Shareholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(g) The execution, delivery and performance of the Underwriting Agreement and this Custody Agreement and the consummation of the transactions contemplated therein and herein by the Selling Shareholder, including, without limitation, the execution, delivery and performance by the Selling Shareholder of the Power of Attorney and the Statement of Election and Questionnaire, and the sale and delivery of the Ordinary Shares to be sold in the form of ADSs by the Selling Shareholder under the Underwriting Agreement, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the properties of the Selling Shareholder is subject (except for such breach, violation or default that would not result in a material adverse effect on (A) the performance by the Selling Shareholder of its obligations under, or the consummation of any of the transactions contemplated in, the Underwriting Agreement or the Custody Agreement or (B) the Selling Shareholder), or of any order, rule or regulation applicable to the Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction; nor will such action result in any violation of the provisions of the organizational documents of such Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or property of such Selling Shareholder; and no consent, approval, authorization, order, filing, registration or qualification of or with any court or any regulatory agency or other governmental body is required to be obtained or made for the sale of the Ordinary Shares in the form of ADSs by the Selling Shareholder or the consummation by it of the other transactions contemplated by the Underwriting Agreement and this Custody Agreement, except the registration under the Act and the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the ADSs and the Ordinary Shares and such consents, approvals, authorizations, filings, registrations or qualifications as may be required under state securities or blue sky laws in connection with the sale of the ADSs and the Ordinary Shares as contemplated by the Underwriting Agreement and the contemplated distribution of the ADSs representing the Ordinary Shares by the Underwriters.

(h) The Selling Shareholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Ordinary Shares.

The foregoing representations, warranties and agreements, as well as those contained in the Power of Attorney, the Statement of Election and Questionnaire and the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the Company and its counsel, the Attorneys-In-Fact, the other Selling Shareholders, and their representatives, agents and counsel, the Custodian, the Representative and the Underwriters and their counsel.

9. The Custodian’s acceptance of this Agreement by the execution hereof shall constitute an acknowledgment by the Custodian of the authorization herein conferred and shall evidence the Custodian’s agreement to carry out and perform this Custody Agreement in accordance with its terms.

10. This Custody Agreement may be executed in one or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Execution by the Custodian of one counterpart hereof and its delivery thereof to the Attorneys-In-Fact shall constitute the valid execution of this Custody Agreement by the Custodian.

11. This Custody Agreement shall be binding upon the Custodian, the Selling Shareholder and the respective heirs, legal representatives, distributees, successors and assigns of the Selling Shareholder.

12. This Custody Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement shall be governed by the law of the State of New York.

13. In case any provision in this Custody Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14. The Custodian shall be entitled to act and rely upon any statement, request, notice or instruction with respect to this Custody Agreement given to it on behalf of the Selling Shareholder if the same shall be made or given to the Custodian by the Attorneys-In-Fact, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

15. Anything in this Custody Agreement to the contrary not withstanding, in no event shall the Custodian be liable for special, indirect or consequential loss or damages of any kind whatsoever (including but not limited to lost profits), even if the Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Custody Agreement as of                     , 2007.

Very truly yours,

If a legal entity:

Name of Entity

By:
Name:
Title:

Address:

Telephone Number:

If an individual:

Name

Signature

Address:

Telephone Number:

Agreed and Accepted: ChinaEdu Corporation, as Custodian

By:
Name:
Title:

EXHIBIT B

Form of Irrevocable Power of Attorney

Julia Huang

Michael Xu

ChinaEdu Corporation

12/F Capital Times Square

No.88 Xichangan Street

Beijing, 100031, People’s Republic of China

Ladies and Gentlemen:

The undersigned (the “Selling Shareholder”) understands that ChinaEdu Corporation, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), is proposing to conduct an initial public offering in the United States of the Company’s Ordinary Shares (the “Ordinary Shares”) in the form of American Depositary Shares (the “ADSs”) and to file with the U.S. Securities and Exchange Commission (the “Commission”) in accordance with the U.S. Securities Act of 1933, as amended (the “Act”), a registration statement on Form F-1 (the “Registration Statement”) in connection with the proposed initial public offering.

The Selling Shareholder desires to sell a certain number of Ordinary Shares in the form of ADSs and to include such shares among the shares covered by the Registration Statement. The maximum number of Ordinary Shares that the Selling Shareholder desires to sell is set forth in the Statement of Election and Questionnaire of even date herewith, which is incorporated herein by reference. Unless otherwise defined in this Irrevocable Power of Attorney (the “Power of Attorney”) or the context otherwise requires, all capitalized terms used herein shall have the meanings given to such terms in the Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the Selling Shareholders and the representatives (the “Representatives”) of the several Underwriters.

Concurrently with or prior to the execution and delivery of this Power of Attorney, the Selling Shareholder is delivering or has delivered to you (the “Attorneys-in-Fact”) share certificates for the Ordinary Shares (if in the Selling Shareholder’s possession), which any of the Attorneys-In-Fact is authorized to deposit with the Company, as custodian (in such capacity, the “Custodian”), pursuant to a custody agreement (the “Custody Agreement”) that accompanies this Power of Attorney.

1. In connection with the foregoing, the Selling Shareholder hereby irrevocably makes, constitutes and appoints the Attorneys-In-Fact, and each of them and each of their respective substitutes under Section 3 hereof, with full power of substitution, the true and lawful attorneys-in-fact of the Selling Shareholder, with full power and authority, in the name and on behalf of the Selling Shareholder:

(a) To sell and deliver to the several Underwriters up to the number of Ordinary Shares set forth in the Statement of Election and Questionnaire, such Ordinary Shares to be deposited by the Selling Shareholder pursuant to the Custody Agreement and to be sold at the same price at which all other Selling Shareholders and the Company sell Ordinary Shares to the Underwriters and on such other terms as are determined by the Attorneys-In-Fact and to execute a stock transfer form with respect to such Ordinary Shares;

(b) For the purpose of effecting such sale, to execute and deliver the Underwriting Agreement and, in conjunction with the Representatives and representatives of the Board of Directors of the Company, to determine the public offering price and the price to be paid by the Underwriters for the Ordinary Shares in the form of ADSs and the other terms of sale in accordance with the Underwriting Agreement, with full power to make such amendments to the Underwriting Agreement as any of the Attorneys-In-Fact in their sole discretion may deem advisable;

(c) To endorse, transfer and deliver the Ordinary Shares in the form of ADSs to or on the order of the Representatives or their nominee or nominees and to give such orders and instructions to the Custodian as any of the Attorneys-In-Fact may in their sole discretion determine (provided, however, that such orders and instructions shall not contravene or conflict with any of the provisions of the Custody Agreement as to which matters the Custody Agreement shall control) with respect to (i) the execution of a stock transfer form with respect to such Ordinary Shares to cause the transfer on the books of the Company or the transfer agent of the Ordinary Shares in order to effect such sale; (ii) the delivery to or for the account of the Representatives of the Ordinary Shares in the form of ADSs against receipt by the Custodian of the full purchase price to be paid therefor; (iii) the remittance to the Selling Shareholder of the Selling Shareholder’s share of the proceeds, after payment of any expenses required to be borne by the Selling Shareholder (including, without limitation, expenses under applicable blue sky laws and expenses for legal counsel for the undersigned in connection with the Offering), from any sale of Ordinary Shares or ADSs; and (iv) the return to the Selling Shareholder (or such other person designated by the Selling Shareholder in writing in such form as any of the Attorneys-In-Fact shall in their sole discretion deem acceptable) of the number of Ordinary Shares (if any) deposited with the Custodian but not sold by the Selling Shareholder under the Registration Statement for any reason;

(d) To retain legal counsel for the Selling Shareholder in connection with any and all matters referred to herein at the Selling Shareholder’s own expense; provided, however, that nothing in this Power of Attorney shall prevent the Selling Shareholder from retaining his or her own legal counsel at his or her own expense and with written notice to the Company;

(e) To take for the Selling Shareholder all steps deemed necessary or advisable by any of the Attorneys-In-Fact in connection with the registration of the Ordinary Shares and the ADSs under the Act, including, without limitation, filing amendments to the Registration Statement and requesting acceleration of effectiveness of the Registration Statement, inserting the name of and number of shares held by the Selling Shareholder in the Registration Statement and such other steps as any of the Attorneys-In-Fact may in his or her sole discretion deem necessary or advisable;

(f) To make, acknowledge, verify and file on behalf of the Selling Shareholder applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities or blue sky laws and to take any other action required to facilitate the qualification of the Ordinary Shares and the ADSs under the securities or blue sky laws of the jurisdictions in which the ADSs are to be offered;

(g) If necessary, to endorse on behalf of the Selling Shareholder a stock power or a stock transfer form for the transfer of the Ordinary Shares;

(h) On behalf of the Selling Shareholder, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, the certificate required in Section 8(q) of the Underwriting Agreement);

(i) To advance funds for and on behalf of the Selling Shareholder and to cause to be paid (whether by deducting from the offering proceeds to the Selling Shareholder or otherwise) all costs and expenses payable by the Selling Shareholder, if any, pursuant to the provisions of the Underwriting Agreement, the Power of Attorney, the Custody Agreement or any other agreement between the Selling Shareholder and the Company, including any applicable stock transfer taxes chargeable to the Selling Shareholder and legal fees, all in the discretion of the Attorneys-In-Fact;

(j) To incur any necessary or appropriate expenses in connection with the sale of the Ordinary Shares and the ADSs;

(k) To approve on behalf of the Selling Shareholder any amendments to the Registration Statement or the Prospectus; and

(l) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, letters, communications with the Commission and other writings and, in general, to do all things and to take all action that any of the Attorneys-In-Fact in their sole discretion may consider necessary or appropriate in connection with or to carry out the aforesaid sale of Ordinary Shares in the form of ADSs, as fully as could the Selling Shareholder if personally present and acting.

2. This Power of Attorney and all authority conferred hereby is granted and conferred subject to and in consideration of the interests of the Company, the Representatives, the Underwriters and the other Selling Shareholders and, for the purpose of completing the transactions contemplated by this Power of Attorney, this Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by any act of the Selling Shareholder or by operation of law, whether by the death, disability, incapacity or liquidation of the Selling Shareholder or by the occurrence of any other event or events (including, without limitation, the termination of any estate for which the Selling Shareholder is acting as a fiduciary or fiduciaries), and if, after the execution hereof, the Selling Shareholder shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Power of Attorney, any of the Attorneys-In-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof.

3. Each Attorney-In-Fact shall have full power to make and substitute any person in the place and stead of such Attorney-In-Fact, and the Selling Shareholder hereby ratifies, confirms and approves all actions that each Attorney-In-Fact or substitute or substitutes shall take by virtue of this Power of Attorney. All actions hereunder may be taken by any one Attorney-In-Fact or his or her substitute. In the event of the death, disability or incapacity of any Attorney, the remaining Attorney-In-Fact or Attorneys-In-Fact shall appoint a substitute therefor.

4. The Selling Shareholder hereby represents, warrants and covenants with the Company, the Underwriters listed in the Underwriting Agreement and their counsel, the other Selling Shareholders and counsel to Selling Shareholders that:

(a) The Selling Shareholder has valid and unencumbered title to all the Ordinary Shares to be sold in the form of ADSs by such Selling Shareholder pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, equities, security interests, claims and other third-party rights of any kind whatsoever, with full right, power and authority to sell, assign, transfer and deliver the same thereunder, such Ordinary Shares are fully paid, and that upon the delivery of and payment for the ADSs representing such Ordinary Shares, the several Underwriters will receive valid and unencumbered title to such ADSs, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever.

(b) The Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the ADSs representing the Ordinary Shares.

(c) The execution, delivery and performance of the Underwriting Agreement and the Custody Agreement and the consummation of the transactions contemplated therein by the Selling Shareholder, including, without limitation, the execution, delivery and performance by the Selling Shareholder of this Power of Attorney and the Statement of Election and Questionnaire, and the sale and delivery of the Ordinary Shares to be sold by the Selling Shareholder in the form of ADSs under the Underwriting Agreement, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the properties of the Selling Shareholder is subject (except for such breach, violation or default that would not result in a material adverse effect on (A) the performance by the Selling Shareholder of its obligations under, or the consummation of any of the transactions contemplated in, the Underwriting Agreement or the Custody Agreement or (B) the Selling Shareholder), or of any order, rule or regulation applicable to the Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction; nor will such action result in any violation of the provisions of the organizational documents of such Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or property of such Selling Shareholder; and no consent, approval, authorization, order, filing, registration or qualification of or with any court or any regulatory agency or other governmental body is required to be obtained or made for the sale of the Ordinary Shares in the form of ADSs by the Selling Shareholder or the consummation by it of the other transactions contemplated by the Underwriting Agreement and the Custody Agreement, except the registration under the Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the ADSs and the Ordinary Shares and such consents, approvals, authorizations, filings, registrations or qualifications as may be required under state securities or blue sky laws in connection with the sale of the ADSs and the Ordinary Shares as contemplated by the Underwriting Agreement and the contemplated distribution of the ADSs representing the Ordinary Shares by the Underwriters.

(d) The Selling Shareholder’s Ordinary Shares have been placed in custody under the Custody Agreement for delivery pursuant to the terms of the Underwriting Agreement; the Ordinary Shares so held in custody for the Selling Shareholder are subject to the interests under the Underwriting Agreement of the Underwriters; the arrangements for custody and delivery of such Ordinary Shares and the ADSs representing such Ordinary Shares, made by the Selling Shareholder under the Custody Agreement and the Underwriting Agreement, are not subject to termination by any acts of the Selling Shareholder, or by operation of law, whether by the death or incapacity of the Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of the Ordinary Shares in the form of ADSs under the Underwriting Agreement, the Ordinary Shares in the form of ADSs will be delivered by the Custodian in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

(e) Each of this Power of Attorney, the Custody Agreement and the Statement of Election and Questionnaire with respect to the Selling Shareholder has been duly authorized (if applicable), executed and delivered by the Selling Shareholder and constitute valid and legally binding obligations of the Selling Shareholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(f) The Selling Shareholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Ordinary Shares or the ADSs.

(g) The Selling Shareholder has not been prompted to sell the Ordinary Shares to be sold in the form of ADSs by the Selling Shareholder under the Underwriting Agreement by any information concerning the Company or any subsidiary that is not or will not be set forth in the Registration Statement, the Pricing Prospectus and the Prospectus.

(h) The representations and warranties of the Selling Shareholder in this Power of Attorney, the Statement of Election and Questionnaire, the Underwriting Agreement and the Custody Agreement are, and will be as of the Closing Date, true and correct.

(i) The Selling Shareholder will notify the Company in writing immediately of any changes in the foregoing information that should be made as a result of developments occurring after the date hereof and prior to the Closing Date under the Underwriting Agreement, and the Attorneys-In-Fact may consider that there has not been any such development unless advised to the contrary.

(j) The Selling Shareholder understands and agrees that counsel for the Selling Shareholder will be relying upon the representations and warranties and factual information set forth in the Power of Attorney for the purpose of rendering the legal opinions required by the Underwriters as a condition for consummating the sale of the Ordinary Shares in the form of ADSs to be sold by the Selling Shareholder.

5. The representations, warranties and covenants of the Selling Shareholder in this Power of Attorney are made for the benefit of, and may be relied upon by, the other Selling Shareholders, the Attorneys-In-Fact, the Company and its counsel, and their representatives, agents and counsel, the Custodian, the Representatives, the Underwriters and their counsel.

6. Any of the Attorneys-In-Fact shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given to it by the Selling Shareholder, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

It is understood that the Attorneys-In-Fact assume no responsibility or liability to any person other than to deal with the Ordinary Shares deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Ordinary Shares in the form of ADSs in accordance with the provisions hereof. The Attorneys-In-Fact make no representations with respect to and shall have no responsibility for the Registration Statement, the Pricing Prospectus or the Prospectus or, except as herein expressly provided, for any aspect of the offering of the ADSs representing the Ordinary Shares, and they shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for their own gross negligence or bad faith. The Selling Shareholder agrees to indemnify the Attorneys-In-Fact for and to hold the Attorneys-In-Fact harmless against any loss, claim, damage or liability incurred on their part arising out of or in connection with their acting as the Attorneys-In-Fact under this Power of Attorney, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or bad faith of the Attorney-In-Fact seeking indemnification. The Selling Shareholder agrees that the Attorneys-In-Fact may consult with counsel of their own choice (who may be counsel for the Company), and they shall have full and complete authorization and protection for any action taken or suffered by them hereunder in good faith and in accordance with the opinion of such counsel.

It is understood that any of the Attorneys-In-Fact may, without breaching any express or implied obligation to the Selling Shareholder hereunder, release, amend or modify any other Power of Attorney granted by any other Selling Shareholder.

7. It is understood that the Attorneys-In-Fact shall serve entirely without compensation.

8. This Power of Attorney and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Power of Attorney shall be governed by the law of the State of New York.

9. This Power of Attorney may be signed in one or more counterparts with the same effect as if the signature thereto and hereto were upon the same instrument.

10. In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11. Subject in each case to the indemnification obligations set forth in Section 6 hereof, in the event that the Registration Statement shall not have been declared effective by the Commission prior to April 30, 2008, then from and after such date, the Selling Shareholder shall have the power, upon written notice to the Attorneys-In-Fact, to terminate this Power of Attorney subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

12. Anything in this Power of Attorney to the contrary notwithstanding, in no event shall the Attorneys-In-Fact be liable for special, indirect or consequential loss or damages of any kind whatsoever (including but not limited to lost profits), even if the Attorneys-In-Fact have been advised of the likelihood of such loss or damage and regardless of the form of action.

13. The Selling Shareholder hereby authorizes the Attorneys-In-Fact, at the Selling Shareholder’s expense, to irrevocably designate and appoint CT Corporation System, with offices at 111 Eighth Avenue, New York, New York 10011, USA (the “Process Agent”), as the authorized agent of the Selling Shareholder upon whom process may be served in any such suit, action or proceeding arising out of or relating to the obligations of the Selling Shareholder under this agreement, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Selling Shareholder; provided that if for any reason CT Corporation System ceases to act as Process Agent hereunder for the Selling Shareholder, the Attorneys-In-Fact will appoint another person acceptable to the Representatives in the Borough of Manhattan, The City of New York and the State of New York, as Process Agent.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Power of Attorney has been executed by the Selling Shareholder as of                     , 2007. 1

Very truly yours,

If a legal entity:

Name of Entity

By:
Name:
Title:
Address:

Telephone Number:

If an individual:

Name

Signature

Address:

Telephone Number:

In the presence of:

[1]	To be signed in exactly the same name as appears on the stock certificates. NOTE: SIGNATURES MUST BE NOTARIZED BY A NOTARY PUBLIC.

Agreed and Accepted:

By:
Name:	Julia Huang

By:
Name:	Michael Xu

ANNEX I

Form of Opinion and Disclosure Letter of Hogan & Hartson LLP

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

1. Assuming the Agreement has been duly authorized, executed and delivered under Cayman law, the Agreement has been duly executed and delivered on behalf of the Company.

2. Assuming the Deposit Agreement has been duly authorized, executed and delivered under Cayman law, the Deposit Agreement (i) has been duly executed and delivered on behalf of the Company and (ii) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3. When issued in accordance with the provisions of the Deposit Agreement, the ADRs will be validly issued and the person in whose name the ADR is registered on the books of the Depositary maintained for such purpose will be entitled to the rights specified therein and in the Deposit Agreement.

4. The execution and delivery by the Company of the Transaction Documents and the performance on the date hereof by the Company of the Transaction Documents do not (i) violate any provision of Applicable Federal Law or any provision of Applicable State Law or (ii) breach or constitute a default under any agreement filed as an exhibit to the Registration Statement (except that we express no opinion with respect to any matters that would require a mathematical calculation or a financial or accounting determination).

5. No approval or consent of, any federal agency or any New York State government agency is required to be obtained by the Company under Applicable Federal Law or Applicable State Law in connection with the execution, delivery and performance on the date hereof by the Company of any of the Transaction Documents, which has not, to our knowledge, been received.

6. The Registration Statements (except for the financial statements and supporting exhibits and schedules included therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder.

7. The information in the Pricing Prospectus and the Prospectus under the captions “Description of American Depositary Shares”, “Taxation—U.S. Federal Income Tax Considerations”, “Underwriting” and “Shares Eligible for Future Sale”, to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by us and is accurate in all material respects.

8. The Company is not, and immediately following the issuance and sale of the Shares and the ADSs and the application of the proceeds thereof as described in the Prospectus will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

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9. Based solely on the telephone conversations between an attorney of this firm and a member of the Commission staff, the Registration Statement and the ADS Registration Statement have become effective under the Securities Act, the required filings of the Prospectus pursuant to Rules 424(b), 430A and 433, as applicable, promulgated pursuant to the Securities Act have been made in the manner and within the time period required by Rules 424(b), 430A and 433, as applicable, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

10. The ADSs have been authorized for quotation on the Nasdaq Global Market.

11. Assuming the validity of such action under all laws, rules, regulations and public policies of any applicable jurisdiction other than the State of New York, under the provisions of Applicable New York Law relating to submission to personal jurisdiction, (i) the Company has pursuant to Section 7.06 of the Deposit Agreement and Section 17 of the Agreement validly submitted to the non-exclusive personal jurisdiction of any state or federal court located in the County of New York, City of New York, State of New York having subject matter jurisdiction, as to any action duly brought by the Underwriters arising out of the Agreement or the Deposit Agreement and (ii) the Company has validly appointed CT Corporation System as its authorized agent for service of process in any such action for the purposes described in Section 17 of the Agreement and Section 7.06 of the Deposit Agreement.

12. Upon indication by the Depository Trust Company (“DTC”) by book entry that the ADSs have been credited to a securities account maintained by the Representative at DTC, and payment for the ADSs in accordance with the Underwriting Agreement, the Representative will acquire a securities entitlement with respect to the ADSs; and assuming that the Representative acquires such securities entitlement without notice of any adverse claim (as defined in Section 8-102 of the UCC), under the UCC an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Representative.

13. No facts have come to our attention that cause us to believe that: (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus, as of its date or as of the date hereof contained or contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) the Pricing Disclosure Package, as of [ ] (New York City time)on December [    ], 2007 (which you have informed us is a time prior to the time of the first sale of the Shares or ADSs by any Underwriter) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iv) there are any legal or governmental proceedings pending or threatened against the Company that are required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus other than disclosed therein; or (v) there are any contracts or documents of a character required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as

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exhibits to the Registration Statement that are not described or referred to therein or so filed; provided that in making the foregoing statements, we do not express any belief with respect to the financial statements and supporting schedules and other financial or accounting information and data derived from such financial statements and schedules contained in or omitted from the Registration Statement, the Pricing Disclosure Package and the Prospectus.

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ANNEX II

Form of Opinion of Conyers Dill & Pearman

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

1. The Company is duly incorporated and existing under the laws of the Cayman Islands as an exempted company in good standing (meaning solely that it has not failed to make any filing with any Cayman Islands government authority or to pay any Cayman Islands government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the Cayman Islands) and has the corporate power and authority required to carry on its business as is currently being conducted and to own, lease and operate its properties in accordance with its memorandum of association and as described in the Registration Statement, the Pricing Prospectus and the Prospectus.

2. The Company has the authorised and issued share capital set forth in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, the Pricing Prospectus and the Prospectus. Based solely upon our review of the certified copy of the register of members as at the date of this opinion (“Certified Register of Members”), [            ] ordinary shares are in issue as at the date set out in the Certified Register of Members and such issued shares of the Company have been duly authorised and validly issued and are fully paid and non-assessable (meaning that no further sums are payable to the Company on such Shares). A member registered in the register of members of the Company will be deemed, as a matter of law of the Cayman Islands, to have legal title to those shares set against its name in such register of members.

3. The Shares to be issued and sold by the Company under the Underwriting Agreement have been duly authorised, and when issued and delivered by the Company to the Underwriters pursuant to the Underwriting Agreement against payment in full of the consideration set forth in the Underwriting Agreement, will have been validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on such Shares), such Shares will have attached thereto the rights set out in the fifth amended and restated memorandum and articles of association of the Company adopted by the members of the Company on 21 November 2007 and to be effective upon listing of the Company on the Nasdaq Global Market (the “Listing Memorandum and Articles”) and such Shares will not be subject to any pre-emptive rights, rights of first refusal or similar rights under Cayman Islands law, the fourth amended and restated memorandum and articles of association of the Company adopted by the members of the Company on March 9, 2007 (the “Amended and Restated Memorandum and Articles”) or the Listing Memorandum and Articles.

4. The Company has the necessary corporate power and authority to enter into and perform its obligations under the Transaction Documents. The issue and sale of the Shares, the filing of the Registration Statement, the execution and delivery of the Transaction Documents by the Company and the performance by the Company of its obligations thereunder will not violate the memorandum or articles of association of the Company nor any applicable law, regulation, order or decree in the Cayman Islands. The issue, sale and delivery of the Shares in the form of ADSs, the ADSs being delivered at such time of delivery, the deposit of the Shares with the

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Depositary against the issuance of the ADRs evidencing the ADSs to be delivered at such time of delivery, the filing of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, the free writing prospectus dated [•] 2007 (the “Free Writing Prospectus”) and the Prospectus, the execution and delivery of the Transaction Documents by the Company and the performance by the Company thereunder will not violate the Amended and Restated Memorandum and Articles nor any applicable law, regulation, order or decree in the Cayman Islands.

5. The Company has taken all corporate action required to authorise its execution, delivery and performance of the Transaction Documents. The Transaction Documents have been duly executed and delivered by or on behalf of the Company, and constitute valid and binding obligations of the Company enforceable in accordance with the terms thereof. The Company has taken all corporate action required to authorise the filing of each of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, the Free Writing Prospectus and the Prospectus.

6. No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of the Cayman Islands or any sub-division thereof is required to authorise or is required in connection with the issue, sale and delivery of the Shares in the form of ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the filing of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, the Free Writing Prospectus and the Prospectus with the SEC and the payment of dividends to shareholders of the Company in any currency, the execution, delivery, performance and enforcement of the Transaction Documents and the payment of any amount under the Underwriting Agreement and the Deposit Agreement (other than court filings if legal proceedings are brought in the Cayman Islands).

7. It is not necessary or desirable to ensure the enforceability, legality, validity or admissibility in evidence in the Cayman Islands of the Transaction Documents that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in the Cayman Islands (other than court filings in the ordinary course of proceedings). However, to the extent that any of the Transaction Documents creates a charge over assets of the Company, the Company and its Directors are under an obligation to enter such charge in the Register of Mortgages and Charges of the Company in accordance with section 54 of the Companies Law. While there is no exhaustive definition of a charge under Cayman Islands law, a charge normally has the following characteristics:

(i)	it is a proprietary interest granted by way of security which entitles the chargee to resort to the charged property only for the purposes of satisfying some liability due to the chargee (whether from the chargor or a third party); and

(ii)	the chargor retains an equity of redemption to have the property restored to him when the liability has been discharged.

However, as the Transaction Documents are governed by the Foreign Laws, the question of whether they would possess these particular characteristics would be determined under the Foreign Laws.

8. There is no stamp, registration or similar tax or duty to be paid on or in relation to any of the Transaction Documents

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provided that they are executed and remain outside the Cayman Islands. If it becomes necessary to bring any of the Transaction Documents into the Cayman Islands for enforcement or otherwise, nominal stamp duty will be payable on such Transaction Documents. In the case of any Transaction Document creating security over movable property granted by an exempted company, an ordinary non-resident company or a foreign company, stamp duty will be payable on an ad valorem basis to a maximum of CI$500.00 (US$600.00). Apart from the payment of stamp duty and court filing fees if the ordinary course of court proceedings, there are no acts, conditions or things required by the laws and regulations of the Cayman Islands to be done, fulfilled or performed in order to make any of the Transaction Documents admissible in evidence in the Cayman Islands.

9. The statements in the Registration Statement, the Preliminary Prospectus and the Prospectus under the captions “Risk factors – You may face difficulties in protecting your interests and your ability to protect your rights through the U.S. federal courts may be limited, because we are incorporated under Cayman Islands law”, “Management – Directors and Executive Officers”, “Management – limitation on liability and other indemnification matters”, “Description of Share Capital”, “Taxation – Cayman Islands Taxation”, “Enforceability of Civil Liabilities” and in the Registration Statement under the caption “Part II—Item 6. Indemnification of directors and officers,” insofar and to the extent that they constitute a summary or description of the laws and regulations of the Cayman Islands, fairly and accurately present the information and summarise the matters referred to therein.

10. Subject to paragraph 8 above, there is no income or other tax of the Cayman Islands imposed by withholding or otherwise by virtue of the execution, delivery, performance and enforcement of any of the Transaction Documents or the issuance and sale of the Shares by the Company or on any payment to be made to or by the Company pursuant to the Transaction Documents. Subject to paragraph 8 above, the Cayman Islands currently has no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

11. There are no reporting obligations under the laws of the Cayman Islands on the holders of Shares as a result of being the holders of such Shares.

12. The Company is free to acquire, hold and sell foreign currency and securities without restriction.

13. The choice of the Foreign Laws as the governing law of the Transaction Documents is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The submission in the Underwriting Agreement to the exclusive jurisdiction of the Foreign Courts is valid and binding upon the Company. The submission in the Deposit Agreement to the non-exclusive jurisdiction of the Foreign Courts is valid and binding upon the Company. The Company can sue and be sued in its own name under the laws of the Cayman Islands.

14. The courts of the Cayman Islands would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Transaction Documents under which a sum of money is payable

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(other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands.

15. Based solely upon a search of the Register of Writs and other Originating Process of the Grand Court of the Cayman Islands conducted on 19 November 2007 (which would not reveal details of matters which have been filed but not actually entered in the Register of Writs and other Originating Process at the time of our search), no legal or governmental proceedings were pending against the Company or any property of the Company and no petitions to wind up the Company had been filed in the Grand Court of the Cayman Islands as at the date and time of our search.

16. The Transaction Documents are in an acceptable legal form under the laws of the Cayman Islands for enforcement thereof against the Company in the Cayman Islands their respective.

17. The Company has the legal capacity to sue and be sued in its own name under the laws of the Cayman Islands.

18. The Company is not entitled to any immunity under the laws of the Cayman Islands, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Transaction Documents in respect of itself or its property.

19. Neither the Underwriters nor the Depositary will be deemed to be resident, domiciled or carrying on business or subject to taxation in the Cayman Islands or in violation of any law thereof by reason only of the execution, performance and/or enforcement of the Transaction Documents by the Underwriters or the Depositary, as the case may be.

20. The Underwriters have standing to bring an action or proceedings before the appropriate courts in the Cayman Islands for the enforcement of the Transaction Documents. It is not necessary or advisable in order for the Underwriters to enforce their rights under the Transaction Documents, including the exercise of remedies thereunder, that any of them be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands.

21. The appointment of an agent to accept service of process in the Foreign Courts pursuant to the Transaction Documents is legal, valid and binding on the Company.

22. Based solely on our review of the Register of Members, no statement has been entered in the Register of Members to indicate that any of the shares of the Selling Shareholders are subject to any charge, mortgage or other security interest or encumbrance.

23. There are no governmental laws, decrees, regulations or other legislation in the Cayman Islands which affect the payment or remittance of dividends, interest or other payments otherwise properly and lawfully authorised by the Company to non-resident holders of the Shares.

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ANNEX III

Form of Opinion of Jun He Law Offices

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

1. Each of Hongcheng Liye and Hongcheng Technology has been duly organized and is validly existing and in good standing as a wholly-foreign owned enterprise under the laws of the PRC. All the registered capital of Hongcheng Technology has been fully paid by the Company and has been verified. Part of the registered capital of Hongcheng Liye amounted RMB 77,788,200 has been paid by the Company and has been verified. Other registered capital of Hongcheng Liye amounted RMB 14,011,800 should be paid by the Company prior to October 11, 2009 in accordance with the laws of the PRC. All of the equity interests in each of Hongcheng Liye and Hongcheng Technology are legally owned by the Company directly, and to the best of our knowledge after due inquiries, free and clear of all liens, charges, restrictions upon voting or transfer or any other encumbrances, equities or claims, except that the Company needs to pay the registered capital of Hongcheng Liye in full prior to October 11, 2009.

2. CMR Web has been duly organized and is validly existing and in good standing as an equity joint venture under the laws of the PRC. 70% of the equity interest in CMR Web is legally owned by the Company directly. All of the equity interests in CMR Web owned by the Company have been duly authorized and validly issued, are fully paid and non-assessable and, to the best of our knowledge after due inquiries, free and clear of all liens, charges, restrictions upon voting or transfer or any other encumbrances, equities or claims.

3. Each of the PRC Subsidiaries has been duly qualified as a foreign invested enterprise. The articles of association and other constitutive documents of each PRC Subsidiary and its business license comply with the requirements of applicable laws of the PRC and are in full force and effect, except that the current business license of Hongcheng Liye will need to be renewed after that the Company pays the registered capital of Hongcheng Liye in full prior to October 11, 2009. The Company’s subsequent subscription of 100% equity interests in Hongcheng Liye and Hongcheng Technology and 70% equity interests in CMR Web complied with all then applicable laws of the PRC in all material respects. To the best of our knowledge after due inquiries, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in any of the PRC Subsidiaries.

4. Each of the PRC Affiliated Entities has been duly organized and is validly existing under the laws of the PRC. Mr. Changqing Xie and Mr. Xueshan Yang own 72% and 28% of the equity interests in Hongcheng Education, respectively. Mr. Gongquan Wang and Mr. Xueshan Yang each own 50% of the equity interests in Xiandai Technology. Mr. Changqing Xie, Mr. Xueshan Yang and Mr. Gongquan Wang are collectively referred to herein as the “Affiliated Entity Shareholders”. Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus and to the best of our knowledge after due inquiries, such equity interests are free and clear of all liens, encumbrances, security interest, mortgage, pledge, equities or claims or any third-party right. The registered capital of each of the PRC Affiliated Entities has been fully paid. The articles of association and other constitutive documents of each of the PRC Affiliated Entities and its business license comply with the requirements of applicable laws of the PRC and are in full force and effect.

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5. Each of the Subsidiaries has full legal right, power and authority (corporate and other) to own, use, lease and operate its assets and to conduct its business as presently conducted and as described in the Pricing Prospectus and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, each of the Subsidiaries has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all filings (collectively, “Governmental Authorizations”) with, all governmental or regulatory agencies in the PRC (“Governmental Agencies”) to own, lease, license and use its properties and assets and conduct its business in the manner described in the Pricing Prospectus and the Prospectus. Such Governmental Authorizations are in full force and we, after due inquiries, have no reason to believe that any Governmental Agency is considering modifying, suspending or revoking any such Governmental Authorizations, or that any such Governmental Authorizations will not be renewed by the relevant Governmental Agency, provided that the Company will pay the registered capital of Hongcheng Liye in full prior to October 11, 2009.

6. To the best of our knowledge after due inquiries, the application of the net proceeds to be received by the Company from the offering as contemplated by the Pricing Prospectus and the Prospectus will not (A) contravene any provision of applicable laws, rules or regulations of the PRC, or the articles of association or other constitutive or organizational documents or business license of any of the Subsidiaries; or (B) contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to us and governed by PRC laws, to which any of the Subsidiaries is a party or by which it or any of its properties is bound; or (c) contravene any judgment, order or decree of any PRC Governmental Agency which is publicly available and is currently in effect.

7. Each of the Subsidiaries has valid title to all of its properties and assets as described in the Registration Statement, the Pricing Prospectus and the Prospectus, in each case, to the best of our knowledge after due inquiries, free and clear of all liens, charges, encumbrances, equities, claims, defects, options or restrictions; each lease agreement to which any Subsidiary is a party is legally executed by such Subsidiary; the terms of the lease agreements are valid, binding and enforceable in accordance with their respective terms under the laws of the PRC in all material respects and to the best of our knowledge after due inquiries, none of the Company and the Subsidiaries owns, operates, or manages any other material real property of any kind in the PRC.

8. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus and to the best of our knowledge after due inquires, none of the Subsidiaries is in breach or violation of or in default under, in any material respect, (A) its articles of association, business license or any other constitutive or organizational documents, (B) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument known to us and governed by the PRC law to which any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or (C) any law, regulation or rule of the PRC, or any published decree, judgment or order of any court in the PRC which is publicly available, applicable to any of the Subsidiaries.

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9. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus and to the best of our knowledge after due inquires, there are no material legal, governmental, administrative or arbitrative proceedings before or by any Governmental Agency pending or threatened against, or involving the properties or business of, the Company or any of the Subsidiaries or to which any of the properties of the Company or any of the Subsidiaries is subject.

10. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, all dividends and other distributions declared and payable on the Company’s equity interests in each of the PRC Subsidiaries in Renminbi may under the current laws and regulations of the PRC be payable in foreign currency and may be freely transferred out of the PRC, provided that the remittance of such dividends outside of the PRC complies with the procedures required by PRC laws relating to foreign exchange, and such dividends will not be subject to withholding or other taxes under current laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC and may be paid without the necessity of obtaining any Government Authorization from any Governmental Agency in the PRC except for standard foreign exchange procedure. However, according to the PRC Enterprise Income Tax Law which shall come into effect on January 1, 2008, all dividends that may be declared and payable by the PRC Subsidiaries to the Company may be subject to withholding tax from January 1, 2008.

11. Each of the Subsidiaries possesses, or has the appropriate rights to use the same, as the case may be, the registered intellectual property as described in the Pricing Prospectus and the Prospectus. Each of the Subsidiaries owns or possesses valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all patents, patent rights, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names which are currently employed by it in connection with the business currently operated by it in the PRC. To the best of our knowledge after due inquiries, none of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. To the best of our knowledge after due inquiries, no legal or government proceedings, actions or claims have been asserted or are pending or threatened against any of the Subsidiaries that relate to the intellectual property rights owned or used by any of the Subsidiaries.

12. To the best of our knowledge after due inquiries, the execution and delivery by the Company of, the performance by the Company of its obligations under, and the consummation of the transactions contemplated in, the Underwriting Agreement and the Deposit Agreement, including the issue and sale of the ADSs and the Ordinary Shares under the Underwriting Agreement and the Deposit Agreement, and the compliance by the Company with all of the provisions of the Underwriting Agreement and the Deposit Agreement (A) do not and will not, in any material respect, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us and governed by PRC laws, to which any of the Subsidiaries is a party or by which it or any of its properties or assets are bound; (B) do not and will not result in any violation of any order, rule or regulation of any Governmental Agency which are publicly available; (C) do not and will not result in any violation of the provisions of the articles of association, business licenses or any other constitutive documents of any of the Subsidiaries, and (D) do not and will not result in any violation of any published law, statute or regulation of the PRC.

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13. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, no Governmental Authorization from any PRC Governmental Agency is required for (A) the issue and sale of the ADSs and the Ordinary Shares at the Closing Date to be sold by the Company under the Underwriting Agreement and the Deposit Agreement, (B) the deposit of the Ordinary Shares represented by the ADSs with the Depositary or its nominee, and (C) the consummation by the Company and the Depositary of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement, as applicable.

14. To the best of our knowledge, there are no reporting obligations under the laws of the PRC on non-PRC holders of the ADSs or the Ordinary Shares.

15. As a matter of the PRC law, no holder of the ADSs or the Ordinary Shares who is not a PRC resident will be subject to any personal liability, or be subject to a requirement to be licensed or otherwise qualified to do business or be deemed domiciled or resident in the PRC, by virtue only of holding such ADSs or Ordinary Shares. There are no limitations under the laws of the PRC on the rights of holders of the ADSs or the Ordinary Shares who are not PRC residents to hold, vote or transfer their securities, nor any statutory preemptive rights or transfer restrictions applicable to the ADSs or the Ordinary Shares.

16. The statements set forth in the Pricing Prospectus and the Prospectus under the captions “Prospectus Summary,” “Risk Factors,” “Dividend Policy,” “Related Party Transactions,” “Corporate Structure,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” “Regulation” and “Enforceability of Civil Liabilities,” insofar as such statements describe or summarize PRC legal or regulatory matters, or documents, agreements or proceedings governed by the PRC law, are true and accurate in all material aspects, and fairly present or summarize the PRC legal and regulatory matters, documents, agreements or proceedings referred to therein; and such statements did not contain or will not contain an untrue statement of a material fact, and did not omit or will not omit to state any material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading.

17. The Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (“ ”)(the “M&A Rules”), which became effective on September 8, 2006 and were jointly promulgated by six PRC regulatory agencies, including the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange, provide that an offshore special purpose vehicle formed for purposes of overseas listing of equity interests in PRC companies and controlled directly or indirectly by PRC companies or individuals shall obtain the approval of the CSRC prior to the listing and trading of such special purpose vehicle’s securities on an overseas stock exchange. On September 21, 2006, the CSRC published on its official website procedures regarding its approval of overseas listings by special purpose vehicles (together with the M&A Rules, the “M&A Rules and Related Clarifications”). As of the date hereof, the CSRC has not issued any definitive rule or interpretation concerning whether offerings like the offering as contemplated by the Prospectus are subject to the new procedure provided in the M&A Rules and Related Clarifications. Given that the equity interests in the PRC Subsidiaries have been owned by or transferred to the Company before September 8, 2006, the effective date of the M&A Rules, the Company is not required to submit an application to the CSRC for the approval of the issuance and sale of the ADSs and the Ordinary Shares, the listing and trading of the ADSs on the Nasdaq Global Market, or the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement.

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The CSRC or other PRC regulatory agencies may further clarify the applicability of the M&A Rules and Related Clarifications on special purpose vehicle (such as the Company) with respect to the listing and trading of their stocks on overseas stock exchanges and we cannot rule out the possibility for the CSRC or other PRC regulatory agencies to interpret the M&A Rules and Related Clarifications differently from our foregoing understandings.

18. The ownership structure and business operations of each of the Subsidiaries as set forth in the Pricing Prospectus and the Prospectus under the captions “Corporate Structure” and “Business” comply with, and immediately after the Offering will comply with, all existing published laws and regulations of the PRC currently in effect in all material aspects.

19. To the best of our knowledge after due inquiries, each of the Subsidiaries has the corporate power to enter into and perform its obligations under each contract under the contractual arrangements governed by PRC laws and described in the Pricing Prospectus and the Prospectus under the caption “Corporate Structure” (the “Contract”) to which it is a party, has taken all necessary corporate action to authorize the execution, delivery and performance of, and has duly executed and delivered, each Contract to which it is a party; and each such Contract constitutes a valid and legally binding obligation of any of the Subsidiaries (as the case may be), enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, except in the case of the Equity Pledge Agreements which may not be enforceable until they are registered with the relevant administration for industry and commerce.

20. To the best of our knowledge after due inquiries, each of the Affiliated Entity Shareholders has executed and delivered each Contract to which he is a party; and each such Contract constitutes a valid and legally binding obligation of each of the Affiliated Entity Shareholders, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, except in the case of the Equity Pledge Agreements which may not be enforceable until they are registered with the relevant administration for industry and commerce.

21. To the best of our knowledge after due inquiries, the execution and delivery by each of the Subsidiaries of, and the performance of its obligations under, each Contract to which it is a party and the consummation of the transactions contemplated therein do not, in any material respect: (A) conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us and governed by the PRC law to which it is a party or by which it or any of its properties or assets are bound; (B) result in any violation of any provision of its articles of association or other constituent documents or business license; or (C) result in any violation of any of the laws of the PRC, except in the case of the Equity Pledge Agreements which may not be enforceable until they are registered with the relevant administration for industry and commerce.

22. The execution and delivery by each Affiliated Entity Shareholder of, and the performance by each Affiliated Entity Shareholder of his obligations under, each Contract to which he is a party and the consummation of the transactions contemplated therein, do not, in any material respect, result in any violation of any of the laws of the PRC, except in the case of the Equity Pledge Agreements which may not be enforceable until they are registered with the relevant administration for industry and commerce.

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23.(i) Each Contract is in proper legal form under the PRC law for the enforcement thereof against each of the Company, the Subsidiaries and the Affiliated Entity Shareholders, as the case may be, in the PRC without further action by any the Company or the Subsidiaries or the Affiliated Entity Shareholders; (ii) to ensure the legality, validity, enforceability or admissibility in evidence of each Contract in the PRC, all required filings and recordings in respect of such Contract with any Government Agency have been performed; and (iii) no Governmental Authorizations are required to be obtained for the performance by the Company or any of the Subsidiaries of their obligations and the transactions contemplated under each Contract other than those already obtained; in each case of clauses (i), (ii) and (iii) above, provided, however, (A) that any exercise by the Company or any of the PRC Subsidiaries of its rights under the Call Option Agreements will be subject to: (a) the approval of and/or registration with the Government Agencies in the PRC for the resulting equity transfer; and (b) the exercise price for equity transfer under the Call Option Agreements must comply with relevant PRC laws, including the requirement that the exercise price for such equity transfer to reflect the appraised value at the time of exercise, as determined by an appraiser qualified to perform such appraisals; and (B) the Equity Pledge Agreements must be registered with the relevant administration for industry and commerce.

24.(i) The submission of the Company to the non-exclusive jurisdiction of the New York courts, the waiver by the Company of any objection to the venue of a proceeding in a New York court, the waiver and agreement of the Company not to plead an inconvenient forum, and the agreement of the Company that the Underwriting Agreement and the Deposit Agreement be construed in accordance with and governed by the laws of the State of New York will be recognized by PRC courts; (ii) jurisdiction over the Company conferred by service of process effected in the manner set forth in the Underwriting Agreement and the Deposit Agreement will be effective to confer jurisdiction over the subsidiaries, assets and properties of the Company in the PRC; and (iii) any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under the Underwriting Agreement and the Deposit Agreement will be recognized by PRC court; in each case of clauses (i), (ii) and (iii) above subject to (A) the conditions described under the caption “Enforceability of Civil Liabilities” in the Pricing Prospectus and the Prospectus, and (B) relevant PRC laws including without limitation to the PRC Civil Procedural Law and the provisions regarding choice of foreign law under PRC General Principles of Civil Law.

25. The indemnification and contribution provisions set forth in the Underwriting Agreement and the Deposit Agreement do not contravene the laws, rules and regulations of the PRC, and insofar as matters of PRC law are concerned, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with the terms therein, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Each of the Underwriting Agreement and the Deposit Agreement is in proper legal form under PRC law for the enforcement thereof against the Company, subject to compliance with relevant civil procedural requirements; and to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement and the Deposit Agreement in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in PRC.

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26. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Company, any Underwriter or the Depositary to the PRC government or any political subdivision or taxing authority thereof or therein in connection with (A) the creation, issuance, sale and delivery of the ADSs and the Ordinary Shares, (B) the deposit with the Depositary of Ordinary Shares by the Company pursuant to the Deposit Agreement against issuances of the ADSs, (C) the sale and delivery by the Company of the ADSs to or for the accounts of the Underwriters in the manner contemplated in the Underwriting Agreement and the Deposit Agreement, (D) the execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement by the Company, or (E) the sale and delivery outside the PRC by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated in the Pricing Prospectus and the Prospectus.

27. The entry into, and the performance or enforcement of the Underwriting Agreement and the Deposit Agreement in accordance with their respective terms will not subject any of the Underwriters or the Depositary to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter or the Depositary be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws or regulations in the PRC by virtue only of entry into, performance or enforcement of the Underwriting Agreement and the Deposit Agreement.

28. Under the PRC law, none of the Company, any of the Subsidiaries, or any of their respective properties, assets or revenues, are entitled to any right of immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any court in the PRC, service of process, attachment prior to or in aid of execution of judgment, or other legal process or proceeding for the granting of any relief or the enforcement of any judgment.

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ANNEX IV

Forms of Opinion of U.S. Counsel to the Selling Shareholders

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

1. Each of the Custody Agreements and the Powers of Attorney has been duly executed and delivered by the Selling Shareholders in accordance with the law of the State of New York.

2. Such counsel has assumed, with the underwriters consent, that (A) each Selling Shareholder has the capacity, power and authority, as applicable, to execute, deliver and perform the Powers of Attorney, the Custody Agreement and the Underwriting Agreement, (B) each Selling Shareholder, as applicable, has duly authorized the execution, delivery and performance of the Powers of Attorney, the Custody Agreement, and the Underwriting Agreement, (C) each Selling Shareholder has duly executed and delivered the Powers of Attorney and the Custody Agreement (other than with respect to the execution and delivery thereof under the laws of the State of New York), and (D) such execution, delivery and performance of the Power of Attorney, the Custody Agreement and the Underwriting Agreement do not (i) except as expressly addressed in paragraph 4 below, breach any agreement or instrument to which such Selling Shareholder is a party, or (ii) except as expressly addressed in paragraph 4 below, violate any law, rule or regulation applicable to such Selling Shareholder, or (iii) require by or on behalf of such Selling Shareholder any consent, approval or authorization to be obtained from, or filing, registration or declaration to be made with, any governmental authority which has not been duly obtained or made. On the basis of such assumptions, each of the Powers of Attorney and the Custody Agreements constitutes a legally valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms.

3. The Underwriting Agreement has been duly executed and delivered by an Attorney-In-Fact under the Powers of Attorney on behalf of each of the Selling Shareholders in accordance with the law of the State of New York.

4. The execution and delivery of the Custody Agreements and the Powers of Attorney by each of the Selling Shareholders do not, the execution and delivery of the Underwriting Agreement by an Attorney-In-Fact under the Powers of Attorney on behalf of the Selling Shareholders do not, and the deposit of the Ordinary Shares with the Depositary by the Selling Shareholders against issuance of the ADRs evidencing the ADSs and the sale of the ADSs by the Selling Shareholders to the Underwriters pursuant to the Underwriting Agreement do not:

(i) violate any United States federal or New York statute, rule or regulation applicable to such Selling Shareholder;

(ii) require any consents, approvals, or authorizations to be obtained by such Selling Shareholder from, or any registrations, declarations or filings to be made by such Selling Shareholder with, any governmental authority under any United States federal or New York statute, rule or regulation applicable to such Selling Shareholder on or prior to the date hereof that have not been obtained or made;

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(iii) result in the breach of or default under any of the agreements that are governed by the laws of the State of New York and to which any of the Selling Shareholders is a party or by which such Selling Shareholder is bound and which has been filed as an exhibit to the Registration Statement.

5. Pursuant to Section 17 of the Underwriting Agreement, Section 12 of the Custody Agreement and Sections 8 and 13 of the Power of Attorney, under the laws of the State of New York each of the Selling Shareholders has validly (i) chosen New York law to govern its respective rights and duties under the Underwriting Agreement, the Custody Agreement and the Power of Attorney, (ii) submitted to the personal jurisdiction of state and federal courts located in the City and County of New York in connection with any action or proceeding arising out of or related to the Underwriting Agreement or the transactions contemplated thereby, (iii) to the extent permitted by law, waived any objection to the venue of a proceeding in any such court and (iv) appointed CT Corporation System as its initial authorized agent for the purpose described in Section 17 of the Underwriting Agreement. Service of process in the manner described in Section 17 of the Underwriting Agreement will be effective to confer valid personal jurisdiction over such Selling Shareholder in connection with an action or proceeding arising out of or related to the Underwriting Agreement in any such court.

6. Upon indication by book entry that the ADSs have been credited to a securities account maintained by the Representative at the Depository Trust Company and payment therefor in accordance with the Underwriting Agreement, the Representative will acquire a securities entitlement on behalf of the several Underwriters with respect to the ADSs and, under the Uniform Commercial Code as in effect on the date hereof in the State of New York, an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Representative.

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ANNEX V

Form of Opinion of Local Counsel to the Selling Shareholders

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

1. Such Selling Shareholder is a company duly incorporated under its jurisdiction of incorporation or organization, in good standing and validly existing under the laws of its jurisdiction of incorporation or organization, and possesses the capacity to sue and be sued in its own name.

2. The execution, delivery and performance of the Underwriting Agreement, the Power of Attorney and the Custody Agreement, the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by such Selling Shareholder with its obligations under the Underwriting Agreement have been duly authorized by all necessary action on the part of such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the ADSs or any property or assets of such Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which such Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of such Selling Shareholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of such Selling Shareholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Shareholder or any of its properties.

3. Each Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by such Selling Shareholder and constitutes the valid and binding agreement of such Selling Shareholder.

4. The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

5. No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency in such jurisdiction in connection with: (i) the creation, execution or delivery of the Underwriting Agreement, the Custody Agreement or the Power of Attorney by such Selling Shareholder; (ii) enforcement of the Underwriting Agreement, the Custody Agreement or the Power of Attorney against such Selling Shareholder; or (iii) the performance by such Selling Shareholder of its obligations under the Underwriting Agreement, the Custody Agreement or the Power of Attorney.

6. No taxes, fees or charges (other than nominal stamp duty) are payable (either by direct assessment or withholding) to the government or other taxing authority in such jurisdiction under the laws of such jurisdiction in respect of: (i) the execution or delivery of the Underwriting Agreement, the Custody Agreement or the Power of Attorney; (ii) the enforcement of the Underwriting Agreement, the Custody Agreement or the Power of Attorney; (iii) the performance of the Underwriting Agreement, the Custody Agreement or the Power of Attorney; and (iv) payments made under, or pursuant to, the Underwriting Agreement, the Custody Agreement or the Power of Attorney.

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7. The courts of such jurisdiction will observe and give effect to the choices of New York law as the governing law of the Underwriting Agreement, the Custody Agreement and the Power of Attorney. The submission by such Selling Shareholder to the non-exclusive jurisdiction of the federal and state courts in New York City and the waiver of any objection to venue in the Underwriting Agreement and the Custody Agreement and the appointment of an agent to accept service of process in such jurisdiction are legal, valid and binding on such Selling Shareholder.

8. The Power of Attorney has been duly executed by such Selling Shareholder and constitutes the person therein named as the duly appointed attorney of such Selling Shareholder (the “Attorney-in-Fact”) with the powers and authorities therein specified and, in particular, permitting the Attorney-in-Fact to bind such Selling Shareholder named therein on the terms set out in the Power of Attorney.

9. Any final and conclusive monetary judgment obtained against such Selling Shareholder in the courts of New York in respect of the Underwriting Agreement or the Custody Agreement, for a definite sum, may be treated by the courts of such jurisdiction as a cause of action in itself so that no retrial of the issues would be necessary.

10. It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement, the Custody Agreement or the Power of Attorney that any document be filed, recorded or enrolled with any governmental authority or agency or any official body in such jurisdiction.

11. Such counsel’s search at the Company Registry did not reveal the existence of a lien, mortgage, charge or encumbrance.

12. Neither such Selling Shareholder nor its assets is entitled to any immunity under the law of such jurisdiction, whether characterized as sovereign immunity or otherwise, for any legal proceedings in such jurisdiction to enforce or collect upon the Underwriting Agreement, the Custody Agreement or the Power of Attorney.

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ANNEX VI

Form of Opinion of Clifford Chance US LLP

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

1. The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms except to the extent that (a) enforcement thereof may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, and general principles of equity (regardless of whether enforceability is considered a proceeding in law or in equity), and (b) rights to indemnity and contribution may be limited by United States federal or state securities laws or public policy;

2. The ADSs, when issued in accordance with the terms of the Deposit Agreement and the Registration Statement, will be legally issued and will entitle the Owners to the rights specified in the Deposit Agreement and the ADR(s) evidencing the ADS(s).

3. The legal entity for the issuance of ADRs filed the Registration Statement under the Securities Act and the staff of the SEC has informed us that the Registration Statement has been declared effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof or amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement and any amendment thereto as of their respective effective dates, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder.

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ANNEX VII

Form of Lock-Up Agreement

[Date]

Bear, Stearns & Co. Inc.

As Representative of the several

Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Transactions Group

ChinaEdu Corporation Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by ChinaEdu Corporation, an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), of its ordinary shares, US$[ ] par value per share (the “Stock”) in the form of American depositary shares (“ADSs”).

In order to induce you and the other underwriters for which you act as representative (the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (A) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), or make any announcement of an intention to do any of the foregoing, (B) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (C) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means ADSs, the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any ADSs, the Stock or other such equity security.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent

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to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the U.S. Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Bear Stearns waives, in writing, such extension. The undersigned acknowledges that the Company has agreed in the underwriting agreement for the Offering to provide notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:
Print Name:

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ANNEX VIII

Issuer Free Writing Prospectuses included in the Pricing Disclosure Package

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ANNEX IX

Information Provided by or on behalf of any Underwriter

(1)	the names of the underwriters on the cover page of the Prospectus;

(2)	the second paragraph under the heading “Underwriting,” relating to the concession and reallowance figure;

(3)	the seventh paragraph under the heading “Underwriting,” relating to the sales to discretionary accounts; and

(4)	the fifteenth and sixteenth paragraphs under the heading “Underwriting” discussing possible stabilization measures.

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